UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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|_|  Definitive Proxy Statement

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|_|  Soliciting Material Pursuant to ss. 240.14a-12

                           FIRST MERCHANTS CORPORATION

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
                           FIRST MERCHANTS CORPORATION
                             200 EAST JACKSON STREET
                              MUNCIE, INDIANA 47305


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 2009

The annual meeting of the shareholders of First Merchants Corporation will be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, on Wednesday, May 6, 2009, at 3:30 p.m., Eastern Daylight Time, for the following purposes:

     (1) To elect five directors, four to hold office for terms of three years and one to hold office for a term of one year; in each case, the directors will hold office until their successors are duly elected and qualified.

     (2)  To  vote  on  an  advisory,   non-binding   resolution  approving  the
          compensation of the First Merchants Corporation executive officers.

     (3) To act on a proposal to approve the First Merchants Corporation 2009 Employee Stock Purchase Plan.

     (4) To act on a proposal to approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan.

     (5) To ratify the appointment of the firm of BKD, LLP as the independent auditor for 2009.

     (6) To transact such other business as may properly come before the meeting.

Only those shareholders of record at the close of business on February 27, 2009 shall be entitled to notice of and to vote at the meeting.


                                              By Order of the Board of Directors



                                              Cynthia G. Holaday
                                              Secretary

Muncie, Indiana
March 27, 2009








                             YOUR VOTE IS IMPORTANT!

        YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET,
       OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID
        ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT
                THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                                                  March 27, 2009

                           FIRST MERCHANTS CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 2009


To the shareholders of First Merchants Corporation:

This proxy statement has been made available to you on the Internet or has been sent to you via mail or email in connection with the solicitation on behalf of the Board of Directors (the "Board") of First Merchants Corporation ("First Merchants") of proxies to be voted at the annual meeting of First Merchants' shareholders to be held May 6, 2009. If you received a paper or electronic copy, the proxy materials also include a proxy card that can be used for voting your shares. The distribution of these proxy materials is expected to commence on or about March 27, 2009.

The purpose of this proxy solicitation includes voting on the following items, as stated in the accompanying notice of the annual meeting:

     (1) To elect five directors, four to hold office for terms of three years and one to hold office for a term of one year; in each case, the directors will hold office until their successors are duly elected and qualified.

     (2)  To  vote  on  an  advisory,   non-binding   resolution  approving  the
          compensation of the First Merchants Corporation executive officers.

     (3) To act on a proposal to approve the First Merchants Corporation 2009 Employee Stock Purchase Plan.

     (4) To act on a proposal to approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan.

     (5) To ratify the appointment of the firm of BKD, LLP as the independent auditor for 2009.

     (6) To transact such other business as may properly come before the meeting.

This proxy statement contains information concerning each of the above voting items. Voting item 2 is new and merits additional explanation. First Merchants is participating in the U. S. Treasury Department's Capital Purchase Program (the "CPP") under the Emergency Economic Stabilization Act of 2008 (the "EESA"). First Merchants' decision to participate in the CPP was based on our conclusion that the Program offers a unique opportunity to add low cost capital to supplement our existing capital, which will allow us to remain well-capitalized while continuing to support economic growth in the markets we serve and provide additional protection against the uncertain duration and severity of the current economic downturn. On February 20, 2009, First Merchants received $116 million of equity capital under the CPP by issuing to the Treasury Department 116,000 shares of preferred stock paying cumulative dividends at a rate of 5% per year for the first 5 years and 9% per year thereafter, and a warrant to purchase up to 991,453 shares of First Merchants common stock, at an initial per share price of $17.55 (based on the market price for the stock during the 20 trading days preceding the Treasury Department's preliminary approval of First Merchants' participation in the CPP). The number of shares of common stock that can be purchased under the warrant will be reduced by 50% if First Merchants redeems at least 50% of the preferred stock within 3 years. Except under limited circumstances, such as if First Merchants were to fail to pay dividends on the preferred stock for an aggregate of 6 or more quarterly dividend periods, the preferred stock is non-voting. On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the "ARRA") which, among other things, amended the EESA by adding several requirements relating to executive compensation and corporate governance that are applicable to CPP participants, including First Merchants. One of these requirements is that the shareholders must have the opportunity to vote on a separate, non-binding resolution to approve the compensation of a CPP participant's executive officers, as disclosed and discussed in the participant's proxy statement, in the compensation discussion and analysis, the compensation tables, and related material. Voting item 2 fulfills this requirement. Further explanation of this voting item is contained on page 28. The Compensation Discussion and Analysis," the compensation tables, and related material are on pages 11-28.

This is the second year that we haven taken advantage of the Securities and Exchange Commission ("SEC") rule that allows companies to furnish their proxy materials over the Internet, enabling us to reduce the cost of delivering these materials and lessening the environmental impact of our annual meeting. Under this rule, we are mailing a Notice Regarding the Availability of Proxy Materials to most of our shareholders who haven't previously informed us that they prefer a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet. It also contains instructions on how shareholders may receive a paper or electronic copy of the proxy materials, including a proxy statement, annual report and a proxy card. Any shareholder who doesn't receive a Notice Regarding the Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

                                     VOTING

Each share of First Merchants common stock issued and outstanding as of the close of business on February 27, 2009, the record date for the annual meeting, is entitled to be voted on all items being voted upon at the meeting. As of the close of business on February 27, 2009, there were 21,178,488 shares outstanding and entitled to vote.

You may vote shares held directly in your name as shareholder of record in person at the annual meeting. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

     o By Internet - Shareholders who received a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the Notice. Shareholders who received a paper or electronic copy of a proxy card may submit proxies over the Internet by following the instructions on the proxy card.

     o By Telephone - Shareholders who live in the United States or Canada may submit proxies by telephone by calling toll-free 1-800-690-6903 on a touch-tone telephone and following the instructions. Shareholders who received a Notice Regarding the Availability of Proxy Materials should have their Notice in hand when calling, and shareholders who received a paper or electronic copy of a proxy card should have the proxy card in hand when calling.

     o By Mail - Shareholders who received a paper or electronic copy of a proxy card may submit proxies by mail by completing, signing and dating their proxy card and mailing it in the postage-paid envelope we have provided or return it to First Merchants Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

After submitting a proxy, you have the right to revoke it any time before it is exercised by giving written notice of revocation to the Secretary received prior to the annual shareholders' meeting, by submitting a new proxy via Internet, telephone or mail, or by voting in person at the meeting. Your shares will be voted in accordance with your specific instructions given when submitting your proxies. In the absence of specific instructions to the contrary, proxies will be voted "for" election to the Board of all nominees listed in Item 1 of the proxy, "for" the proposal to approve the First Merchants Corporation 2009 Employee Stock Purchase Plan, "for" the proposal to approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan, and "for" ratification of the appointment of the firm of BKD, LLP as First Merchants' independent auditor for 2009. If any director-nominee named in this proxy statement becomes unable or declines to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee's position.

Each share of First Merchants common stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors. The affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy is required for approval of all items submitted to the shareholders for their consideration other than the election of directors. Abstentions will be counted for the purpose of determining whether a quorum is present but for no other purpose. Broker non-votes will not be counted. The Secretary will count the votes and announce the preliminary results of the voting at the annual meeting. The final results will be published in First Merchants' quarterly report on Form 10-Q for the second quarter of 2009.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

To the best of our knowledge, the following table shows the only beneficial owner of more than 5% of the outstanding common stock of First Merchants as of February 27, 2009.

 Name and Address                    Amount and Nature                   Percent
of Beneficial Owner                of Beneficial Ownership              of Class

Dimensional Fund Advisors LP                1,520,459((1)).................7.18%
1299 Ocean Avenue
Santa Monica, CA (90401)

     (1) Based on a Schedule 13G filing with the SEC, Dimensional Fund Advisors LP ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares of First Merchants common stock owned by the Funds and may be deemed to be the beneficial owner of these shares under rules of the SEC. However, all of these shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares for any other purpose.

Security Ownership of Directors and Executive Officers

The following table lists the amount and percent of First Merchants common stock beneficially owned on February 27, 2009 by directors (including directors who are retiring as of the 2009 annual meeting of shareholders), director nominees, the Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers, and by the directors and all of First Merchants' executive officers as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power. The information provided in the table is based on First Merchants' records and information filed with the SEC and provided to First Merchants.

The number of shares beneficially owned by each person is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes shares which a person has the right to acquire beneficial ownership of on or before April 28, 2009 (60 days after February 27, 2009) by exercising stock options ("Vested Options") awarded to participants under First Merchants' Long-term Equity Incentive Plan. It also includes shares of restricted stock ("Restricted Shares") awarded to participants under that Plan or under First Merchants' Equity Compensation Plan for Non-Employee Directors that are still subject to restrictions.

                                                 Amount and Nature                          Percent
         Beneficial Owner                   of Beneficial Ownership                         of Class

         Thomas B. Clark                                 16,869(1).............................*
         Michael L. Cox                                171,454((2))............................*
         Jerry R. Engle                                  42,436(3).............................*
         Roderick English                                  5,347(4)............................*
         Jo Ann M. Gora                                    5,347(5)............................*
         William L. Hoy                                  12,739(6).............................*
         Barry J. Hudson                               459,892((7))............................(2.15)%
         Michael C. Rechin                                45,746(8)............................*
         Charles E. Schalliol                             13,177(9)............................*
         Patrick A. Sherman                                 5,550..............................*
         Terry L. Walker                                 23,811(10)............................*
         Jean L. Wojtowicz                                  6,684(1(1))........................*
         Robert R. Connors                                38,833(1(2)).........................*
         Mark K. Hardwick                                 53,974(1(3)).........................*
         David W. Spade                                     9,899(14)..........................*
         Michael J. Stewart                                 3,868(15)..........................*

         Directors and Executive
         Officers as a Group (19 persons)               (955,039)(16)..........................4.44%

     * Percentage beneficially owned is less than 1% of the outstanding shares.

     (1) Includes 10,413 shares that he has the right to acquire by exercising Vested Options.

     (2) Includes 52,754 shares held jointly with his spouse, Sharon Cox, and 110,948 shares that he has the right to acquire by exercising Vested Options.

     (3) Includes 1,600 Restricted Shares and 37,424 shares held jointly with his spouse, Terri Engle.

     (4) Includes 719 Restricted Shares and 4,628 shares that he has the right to acquire by exercising Vested Options.

     (5) Includes 719 Restricted Shares and 4,628 shares that she has the right to acquire by exercising Vested Options.

     (6) Includes 719 Restricted Shares, 917 shares that he holds as custodian for his daughter, and 1,157 shares that he has the right to acquire by exercising Vested Options.

     (7) Includes 719 Restricted Shares, 327,756 shares owned by Mutual Security, Inc., 10,024 shares held jointly with his spouse, Elizabeth Hudson, 43,521 shares held by his spouse, 13,626 shares held by his spouse as custodian for his children and 16,478 shares that he has the right to acquire by exercising Vested Options.

     (8) Includes 7,000 Restricted Shares and 30,000 shares that he has the right to acquire by exercising Vested Options.

     (9) Includes 1,349 Restricted Shares and 4,628 shares that he has the right to acquire by exercising Vested Options.

     (10) Includes 810 Restricted Shares, 13,611 shares held jointly with his spouse, Cheryl L. Walker, 551 shares held by his spouse and 2,314 shares that he has the right to acquire by exercising Vested Options.

     (11) Includes 899 Restricted Shares and 5,785 shares that she has the right to acquire by exercising Vested Options.

     (12) Includes 3,600 Restricted Shares, 722 shares held jointly with his spouse, Ann Connors, and 31,056 shares that he has the right to acquire by exercising Vested Options.

     (13) Includes 5,100 Restricted Shares, 401 shares held by his spouse, Catherine Hardwick, and 40,658 shares that he has the right to acquire by exercising Vested Options.

     (14) Includes 2,000 Restricted Shares, 193 shares held jointly with his spouse, Sandra Spade, and 4,000 shares that he has the right to acquire by exercising Vested Options.

     (15) Includes 3,000 Restricted Shares and 750 shares held in a joint trust with his spouse, Barbara Stewart.

     (16) Includes 36,534 Restricted Shares and 293,470 shares that First Merchants' directors and executive officers have the right to acquire by exercising Vested Options.

                         INFORMATION REGARDING DIRECTORS

VOTING ITEM 1 - ELECTION OF DIRECTORS

First Merchants' Bylaws allow the Board to fix the number of directors by resolution. The Board has fixed the number of directors as of the 2009 annual meeting of shareholders at eleven. The Board is divided into three classes serving staggered three-year terms or until their successors are elected and qualified. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires; except that directors filling vacancies caused by resignation, death or other incapacity, or an increase in the number of directors, are elected by majority vote of the Board until the next annual meeting of shareholders.

Five directors will be elected at the annual meeting. Three of the five persons who have been nominated for election to the Board are currently members of the Board. They include William L. Hoy and Barry J. Hudson, who have been nominated to serve three-year terms in Class III that expire as of the 2012 annual meeting of shareholders, and Michael J. Rechin, who has been nominated to serve a one-year term in Class I that expires as of the 2010 annual meeting of shareholders. Mr. Rechin was previously in Class III but is moving to Class I so that the classes will be as nearly equal in number as possible. The other two nominees, Jerry R. Engle and Patrick A. Sherman, are former directors of Lincoln Bancorp ("Lincoln") who have been nominated for election to the Board for three-year terms in Class III that expire as of the 2012 annual meeting of shareholders, under an Agreement of Reorganization and Merger between First Merchants and Lincoln dated as of September 2, 2008. The Agreement provides that First Merchants will take all necessary action to cause Mr. Engle, who was the Chairman of the Board of Directors, President and Chief Executive Officer of Lincoln, and another current director of Lincoln chosen by First Merchants to be nominated for election as members of First Merchants' Board for a 3-year term at the first annual meeting of the shareholders of First Merchants following the merger of Lincoln into First Merchants. Mr. Sherman is the other director of Lincoln who was chosen by First Merchants to be nominated for election as a member of First Merchants' Board. There are no family relationships among First Merchants' executive officers and directors.

The following persons have been nominated for election to the Board:

Name, Age and Prior Service              Business Experience (Past 5 Years)

Class III (Terms expire 2012):


Jerry R. Engle                           Mr. Engle was the Chairman of the Board of  Directors,  President and Chief
age 64                                   Executive  Officer of Lincoln and the President and Chief Executive Officer
New director                             of its wholly  owned  subsidiary,  Lincoln  Bank,  from 2005 to 2008.  From
                                         2004 to 2005 he was Vice  Chairman of Lincoln's  Board and  Executive  Vice
                                         President and Chief  Operating  Officer of Lincoln Bank. On April 17, 2009,
                                         Lincoln Bank will be merged into First  Merchants Bank of Central  Indiana,
                                         National  Association   ("FMBCI"),  a  wholly  owned  subsidiary  of  First
                                         Merchants,  and Mr. Engle will become the Indianapolis  Regional  President of FMBCI.

William L. Hoy                           Chief  Executive  Officer of The Columbus Sign  Company,  a custom sign and
age 60                                   graphic  fabricator,  since  1990,  and Vice  President  and  Treasurer  of
Director since 2007                      Innocom  Corporation,  an  environmental  graphic design and custom display company, since 1992.

Barry J. Hudson                          Retired  Chairman of the Board of Directors,  President and Chief Executive
age 69                                   Officer of First  National Bank of Portland,  a wholly owned  subsidiary of
Director since 1999                      First  Merchants  that was  merged  with  First  Merchants  Bank,  National
                                         Association, another wholly owned subsidiary of First Merchants, in 2007.

Patrick A. Sherman                       Partner, Sherman & Armbruster certified public accountants, since 1975.
age 61
New director


Class I (Term expires 2010):

Michael C. Rechin                        President and Chief  Executive  Officer of First  Merchants since 2007, and
age 50                                   Executive Vice  President and Chief  Operating  Officer of First  Merchants
Director since 2005                      from 2005 to 2007.  Mr.  Rechin was  Executive  Vice  President of National
                                         City Bank of Indiana from 1995 to 2005.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

The First Merchants directors whose terms are not expiring as of the 2009 annual meeting of shareholders are listed below. They will continue to serve as directors for the remainder of their terms or until otherwise provided in First Merchants' Bylaws. Information regarding each of the continuing directors is provided below.

Continuing Directors

The following persons will continue to serve as directors:

Name, Age and Prior Service              Business Experience (Past 5 Years)

Class I (Terms expire 2010):
Charles E. Schalliol                     Of counsel,  Baker & Daniels LLP law firm,  since 2007.  Mr.  Schalliol was
age 61                                   Director,  Indiana  State  Office of  Management  and Budget,  from 2005 to
Director since 2004                      2007,  President and Chief Executive Officer of BioCrossroads,  an economic development  organization focused on life sciences companies,  from 2003 to
                                         2005,  Executive  Director,  Corporate  Finance & Investment  Banking,  Eli
                                         Lilly and  Company,  a  pharmaceuticals  company,  from  1996 to 2003,  and
                                         Founder and  Managing  Director of Lilly  Venture  Funds from 1999 to 2003.
                                         Mr. Schalliol is also a director of Heritage-Crystal  Clean, Inc., which is listed on the NASDAQ Stock Market.

Terry L. Walker                          Chairman of the Board of  Directors  and Chief  Executive  Officer,  Muncie
age 62                                   Power  Products,  Inc., a manufacturer  and  distributor of power take-offs
Director since 2006                      and hydraulic  components  for the truck  equipment  industry,  since 2005.
                                         Mr.  Walker was Muncie  Power's  President  from 2000 to 2008 and its Chief
                                         Operating Officer from 2000 to 2005.

Class II (Terms expire 2011):

Thomas B. Clark                          Retired  Chairman of the Board of Directors,  President and Chief Executive
age 63                                   Officer, Jarden Corporation,  a provider of niche consumer products for the
Director since 1989                      home.

Roderick English                         President  and Chief  Executive  Officer,  The James Monroe  Group,  LLC, a
age 57                                   provider of business  management and consulting  services,  since 2006. Mr.
Director since 2005                      English was Senior Vice  President of Human  Resources and  Communications,
                                         Remy  International,  Inc. (formerly,  Delco Remy  International,  Inc.), a manufacturer  of electrical and powertrain  products for autos,  trucks and other vehicles, from 1994 to 2006.

Jo Ann M. Gora                           President,   Ball  State  University,   since  2004.  Dr.  Gora  served  as
age 63                                   Chancellor  of the  University  of  Massachusetts  at  Boston  from 2001 to
Director since 2004                      2004.  She was  Provost  and Vice  President  for  Academic  Affairs at Old
                                         Dominion University from 1992 to 2001.

Jean L. Wojtowicz                        President and Chief Executive Officer,  Cambridge Capital Management Corp.,
age 51                                   a  manager  of  non-traditional  sources  of  financing,  since  1983.  Ms.
Director since 2004                      Wojtowicz  is also a director  of Vectren  Corporation,  which is listed on the New York Stock Exchange.

Retiring Director

Michael L. Cox is a current director of First Merchants and is retiring as such effective May 6, 2009, the date of the 2009 annual meeting of shareholders. He is retiring as a director in accordance with the provisions of an agreement entered into between Mr. Cox and First Merchants on January 23, 2007, concerning his retirement as the President and CEO of First Merchants. Under the terms of this agreement, Mr. Cox retired as the

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President and CEO of First Merchants on April 24, 2007. He has provided services to First Merchants as a nonemployee consultant since his retirement, and he will continue to do so until April 24, 2009. In his capacity as a consultant, he reports directly to Michael C. Rechin, First Merchants' President and CEO, and performs services as requested by Mr. Rechin. These services generally include, among other things, advice and assistance with matters relating to mergers, acquisitions and other business expansion initiatives. Mr. Cox has also continued to represent First Merchants as the Past Chairman of the Board of Directors of the Indiana Bankers Association, and as a director of the Indiana State Chamber of Commerce. These services generally do not occupy more than 50% of Mr. Cox's time. He was paid $175,000 in the first year and is being paid $100,000 in the second year for these services, in substantially equal monthly installments.

Meetings of the Board

The Board held 6 meetings during 2008. All of the directors except Barry J. Hudson attended at least 75% of the total number of meetings of the Board and the committees on which they served. Mr. Hudson attended 6 of the 9 meetings (66 2/3%) of the Board and the committees on which he served during 2008.

Directors' Attendance at Annual Meeting of Shareholders

First Merchants' directors are encouraged to attend the annual meeting of shareholders. At the 2008 annual meeting, all 11 directors were in attendance.

Board Independence

The Board has determined that each of First Merchants' directors and director-nominees is an "independent director," as defined in the NASDAQ Stock Market Rules, except for Michael C. Rechin, First Merchants' President and Chief Executive Officer, and Jerry R. Engle, Indianapolis Regional President of FMBCI.

All of the members of the Nominating and Governance Committee, the Compensation and Human Resources Committee, and the Audit Committee are "independent directors," as defined in the NASDAQ Stock Market Rules.

Shareholder Communications with the Board

Shareholders may communicate with the Board by e-mail at bod@firstmerchants.com. All such e-mails will be automatically forwarded to the Chairperson of the Nominating and Governance Committee, Thomas B. Clark, who will arrange for such communications to be relayed to the other directors.

                             COMMITTEES OF THE BOARD

Standing Committees/Committee Charters

The Board's standing committees are the Audit Committee, the Nominating and Governance Committee, and the Compensation and Human Resources Committee. Each of these Committees has a charter, which is included among the documents under "Corporate Governance Disclosures" on First Merchants' website at http://www.firstmerchants.com/about-us.cfm. The following information is provided regarding the composition, functions and number of meetings held by these committees in 2008:

Audit Committee

The Audit Committee is composed of directors Jean L. Wojtowicz (Chairperson), Thomas B. Clark, William L. Hoy and Terry L. Walker. The Committee met 8 times during 2008. The Audit Committee assists the Board in overseeing senior management's efforts to monitor, mitigate and manage all types of risk to the organization through (1) the integrity of the accounting, compiling and reporting of  financial  statements  and other  financial  information  that the
Corporation   provides  to   governmental   bodies  and  the  public;   (2)  the
Corporation's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications and independence; (4) the performance of the Corporation's independent auditor and the internal audit function; and (5) the Corporation's compliance with ethical requirements. The Audit Committee has the sole authority to appoint, retain, compensate, evaluate and terminate the independent auditor (subject to shareholder ratification) and the senior internal audit executive. The Audit Committee reviews and discusses with management and the external auditor First Merchants' audited financial statements and, based on this review, makes a recommendation to the Board on inclusion of these financial statements in First Merchants' annual report on Form 10-K. In accordance with SEC rules, First Merchants has identified Ms. Wojtowicz and Mr. Clark as "Audit Committee financial experts." They are both "independent directors" as that term is used in the NASDAQ Stock Market Rules.

Audit Committee Report Concerning Audited Financial Statements

The Audit Committee has reviewed and discussed First Merchants' audited financial statements for 2008 with management. The Audit Committee has discussed with the independent auditor, BKD, LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in First Merchants' Annual Report on Form 10-K for the 2008 fiscal year for filing with the SEC.

The above report is submitted by:

FIRST MERCHANTS CORPORATION AUDIT COMMITTEE
Jean L. Wojtowicz, Chairperson
Thomas B. Clark
William L. Hoy
Terry L. Walker

Nominating and Governance Committee

The Nominating and Governance Committee is composed of directors Thomas B. Clark (Chairperson), Jo Ann M. Gora, Charles E. Schalliol and Jean L. Wojtowicz. The Committee met 2 times during 2008. The Nominating and Governance Committee's goal is to ensure the Board's continued and enhanced effectiveness and independence. It oversees First Merchants' compliance with laws and regulations that relate to its governance structure and processes, including those of the SEC and NASDAQ, makes recommendations concerning the size and composition of the Board, as well as criteria for Board membership, reviews the credentials of persons suggested as prospective directors, nominates persons to serve as directors and as officers of the Board, provides for periodic self-assessment of the Board's effectiveness, and reviews and makes recommendations for changes to First Merchants' Code of Business Conduct and the Code of Ethics for Senior Financial Officers. The Code of Business Conduct and the Code of Ethics for Senior Financial Officers are included among the documents under "Corporate Governance Disclosures" on First Merchants' website at http://www.firstmerchants.com/about-us.cfm.

In nominating persons to serve as directors, the Nominating and Governance Committee considers the person's ethical character, reputation, relevant expertise and experience, accomplishments, leadership skills, demonstrated business judgment, contribution to Board diversity, "independence" (as defined in the NASDAQ Stock Market Rules) if a non-employee director, residence in First Merchants' market area, ability and willingness to devote sufficient time to director responsibilities, and willingness to maintain a meaningful ownership interest in First Merchants and assist First Merchants in developing new business. For incumbent directors whose terms are expiring, the Nominating and Governance Committee also considers the quality of their prior service to First Merchants, including the nature and extent of their participation in First Merchants' governance and their contributions of management and financial expertise and experience to the Board and

First Merchants. For new director candidates, the Committee also considers whether their skills are complementary to those of existing Board members and whether they will fulfill the Board's needs for management, financial, technological or other expertise. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, shareholders and other persons.

Article IV, Section 9, of First Merchants' Bylaws, describes the process by which a shareholder may suggest a candidate for consideration by the Nominating and Governance Committee as a director nominee. Under this process, a suggestion by a shareholder of a director nominee must include: (a) the name, address and number of First Merchants shares owned by the shareholder; (b) the name, address, age and principal occupation of the suggested nominee; and (c) such other information concerning the suggested nominee as the shareholder may wish to submit or the Committee may reasonably request. A suggestion for a director nominee submitted by a shareholder must be in writing and delivered or mailed to the Secretary, First Merchants Corporation, 200 East Jackson Street, Muncie,
Indiana 47305. Suggestions for nominees from shareholders are evaluated in the same manner as other nominees.

Of the directors and director nominees that the Nominating and Governance Committee approved for inclusion on First Merchant's proxy card for the 2009 annual meeting of shareholders, William L. Hoy, Barry J. Hudson and Michael C. Rechin are directors standing for re-election, and Jerry R. Engle and Patrick A. Sherman were nominated under a provision in the Agreement of Reorganization and Merger between First Merchants and Lincoln dated as of September 2, 2008 requiring that Mr. Engle and another Lincoln director chosen by First Merchants would be nominated for election to the Board for a 3-year term.

Compensation and Human Resources Committee

The Compensation and Human Resources  Committee is composed of directors Charles
E. Schalliol (Chairperson), Thomas B. Clark and Roderick English. The Committee met 2 times during 2008. The Committee establishes First Merchants' general compensation philosophy, oversees the development and implementation of policies and programs to carry out this compensation philosophy, and evaluates the effectiveness of these policies and programs, in consultation with senior management. The Committee recommends to the Board the compensation to be paid to First Merchants' non-employee directors.

The Compensation and Human Resources Committee reviews the performance of and approves the compensation and benefits to be paid to First Merchants' executive officers and senior management employees and the chief executive officers and regional presidents of its subsidiaries. In so doing, the Committee relies in part on the recommendations of the President and Chief Executive Officer, Michael C. Rechin, and other executive officers, as appropriate, concerning the performance, compensation and benefits of First Merchants' executive officers (other than themselves) and senior management employees, as well as the chief executive officers and regional presidents of First Merchants' subsidiaries. The Committee has delegated its authority to review the performance of and approve the compensation and benefits to be paid to other employees of First Merchants and its subsidiaries to Mr. Rechin and the respective chief executive officers of First Merchants' subsidiaries.

The Compensation and Human Resources Committee recommends to the Board the adoption, amendment and termination of First Merchants' incentive compensation, equity-based compensation and deferred compensation plans; and it administers or oversees the administration of these plans, the day-to-day administrative responsibilities having been delegated to senior management, including President and CEO, Michael C. Rechin, and the Senior Vice President and Director of Human Resources, Kimberly J. Ellington. The plans that are being submitted for shareholder approval at the 2009 annual meeting - the First Merchants
Corporation 2009 Employee Stock Purchase Plan and the First Merchants Corporation 2009 Long-Term Equity Incentive Plan - will be administered by the Committee.

The Compensation and Human Resources Committee is authorized to directly engage counsel and consultants, including compensation consultants, to assist it in carrying out its responsibilities. The Committee has used compensation consultants in the past to conduct market assessments and to make recommendations concerning additions or changes to compensation programs and plan designs, but it did not do so during 2007 or 2008. From time to time Mr. Rechin and Ms. Ellington provide information to the Committee and make recommendations, on their own initiative or as requested by the Committee, concerning existing and proposed compensation policies and programs for executives and other employees of First Merchants and its subsidiaries.

Compensation and Human Resources Committee Interlocks and Insider Participation

No member of the Compensation and Human Resources Committee - Charles E. Schalliol, Thomas B. Clark or Roderick English - was an officer or employee of First Merchants or any of its subsidiaries during 2008. None of these members has ever been an officer or employee of First Merchants or any of its subsidiaries. No member of the Compensation and Human Resources Committee or executive officer of First Merchants had a relationship during 2008 requiring disclosure in this proxy statement under SEC regulations.

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by SEC regulations (set forth immediately following this report under "Compensation of Executive Officers"). Based on this review and discussion, the Compensation and Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in First Merchants' proxy statement on Schedule 14A and incorporated by reference in First Merchants' annual report on Form 10-K for the fiscal year ended December 31, 2008.

The above report is submitted by:

FIRST MERCHANTS CORPORATION COMPENSATION AND HUMAN RESOURCES COMMITTEE Charles E. Schalliol (Chairperson)
Thomas B. Clark
Roderick English

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Compensation and Human Resources Committee is responsible for the design, implementation and evaluation of First Merchants' executive compensation programs, aided by the company's CEO, CFO, the Director of Human Resources, and other employees and outside advisors as the Committee deems necessary or helpful. The compensation programs are designed to reward excellent performance and to provide incentives to achieve current and long-term strategic goals, with the ultimate objective of achieving a superior return on shareholders' investment. The programs are intended to be competitive with other companies' programs in order to attract and retain the most qualified executives.

In its choices of compensation programs, the Committee tries to strike an appropriate balance between cash and non-cash compensation. The material elements of these programs are salary, non-equity incentive pay, equity-based compensation, including both restricted stock awards and stock options, retirement benefits, and change of control agreements. Salary and non-equity incentive pay advance shorter-term goals by providing an immediate or near-term reward for exceptional performance, whereas equity-based compensation is designed to reward the accomplishment of longer-term goals and to further align executive officers' financial interests with those of other shareholders by tying the value of such compensation to sustained increases in the price of First Merchants stock. The retirement plans, the vesting provisions in equity-based compensation, and the change of control agreements increase the company's ability to retain executives.

For 2008, First Merchants' "Named Executive Officers" ("NEOs") and their titles were:

     o    Michael C. Rechin, the President and Chief Executive Officer;

     o    Mark K. Hardwick,  the Executive  Vice  President and Chief  Financial
          Officer;

     o    Michael J.  Stewart,  the Executive  Vice  President and Chief Banking
          Officer;

     o Robert R. Connors, the Senior Vice President and Chief Information Officer; and

     o    David W. Spade, the Senior Vice President and Chief Credit Officer.

The following paragraphs discuss each of the material elements of the compensation awarded to, earned by, or paid to these NEOs during 2008, with references to information contained in the compensation tables and related material on pages 20-28, as appropriate. The compensation tables generally contain information concerning the NEOs' compensation through December 31, 2008; however, a complete understanding of First Merchants' compensation programs going forward requires consideration of important developments during the first two months of 2009 that will affect some elements of the NEOs' compensation. They relate to First Merchants' participation in the U. S. Treasury Department's Capital Purchase Program (the "CPP") under the Emergency Economic Stabilization Act of 2008, as further described on page 1 of this proxy statement. In order for First Merchants to participate in the CPP, during the period that preferred stock issued to the Treasury Department under the CPP remains outstanding, First Merchants' compensation programs for executive officers must comply with the standards applicable to CPP participants. They include the following restrictions imposed by the American Recovery and Reinvestment Act of 2009 (the "ARRA"), which was signed into law on February 17, 2009:

          (1) Compensation must exclude incentives for the NEOs to take unnecessary and excessive risks that threaten First Merchants' value.

          (2) First Merchants must implement provisions to recover any bonus, retention award or incentive compensation paid to NEOs and any of the next 20 most highly-compensated employees based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.

          (3) First Merchants must prohibit any compensation plan that would encourage manipulation of the company's reported earnings to enhance the compensation of any of its employees.

          (4) First Merchants is prohibited from making "golden parachute payments" or severance payments (essentially, any payment for departure from the company for any reason, except for payments for services performed or benefits accrued) to an NEO or any of the next 5 most highly-compensated employees.

          (5) First Merchants is prohibited from paying or accruing any bonus, retention award or incentive compensation to the NEOs, except that long-term restricted stock may be paid if that stock (i) doesn't fully vest while the preferred stock remains outstanding,
               (ii) has a value that doesn't exceed 1/3 of the receiving employee's total annual compensation, and (iii) is subject to such other terms as the Secretary of the Treasury may determine is in the public interest. A bonus payment required to be paid pursuant to a written employment contract executed on or before February 11, 2009 is not prohibited under this standard.

          (6) The Compensation and Human Resources Committee must meet at least semi-annually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to First Merchants by such plans.

          (7) The Board must establish a company-wide policy regarding excessive or luxury expenditures, which may include excessive expenditures on (i) entertainment or events, (ii) office and facility renovations, (iii) aviation or other transportation services, or (iv) other activities or events that are not reasonable expenditures for conferences, staff development, reasonable performance incentives, or other similar measures conducted in the normal course of the company's business operations.

          (8) First Merchants is subject to a $500,000 cap on deductibility of annual compensation for each of its NEOs under the provisions of Internal Revenue Code Section 162(m)(5).

          (9) First Merchants' CEO and CFO must provide a written certification of compliance with the above CPP standards and file this certification with the SEC with the annual filings required under securities laws.

The Treasury Department has not yet provided much guidance concerning the interpretation and application of the restrictions imposed by the ARRA, so it is possible that the NEOs' compensation will be affected by these restrictions in ways that are not apparent at the present time. The Treasury Department may issue additional rules and regulations in the future that will restrict or otherwise affect the compensation of executives of CPP participants. For these reasons, the discussion of the NEOs' compensation in this section of the proxy statement may be altered by subsequent developments. Each of the NEOs has acknowledged in a letter agreement with First Merchants that his compensation will be subject to the standards and restrictions applicable to executive officers of CPP participants during the period that the preferred stock issued to the Treasury Department remains outstanding.

The material elements of First Merchants' compensation programs are discussed below.

Salaries.

The Compensation and Human Resources Committee annually reviews the NEOs' salaries each February, after First Merchants' audited financial statements for the preceding fiscal year have been issued. Salary adjustments, if any, approved by the Committee become effective as of the first payroll in March. The Committee believes that, by waiting until the financial statements are issued, salary adjustments for the NEOs can be more accurately and effectively tied to their success in meeting financial targets and other strategic goals for the fiscal year just ended. It also allows First Merchants to communicate decisions concerning salary adjustments to the NEOs at the same time as those related to incentive plan payments and equity-based awards, thus ensuring a clear and consistent message regarding performance and underlining First Merchants' emphasis on growing a performance-based culture.

The Compensation and Human Resources Committee does not "benchmark" the NEOs' salaries, which the SEC defines as using compensation data about other companies as a reference point on which, either wholly or in part, to base, justify or provide a framework for a compensation decision. However, the Committee does rely on broad-based third party surveys, particularly those that include financial institutions of a similar size and/or geographic location as First Merchants, to gain a general understanding of current compensation practices. The Committee determines the NEOs' salaries subjectively, based mostly on their responsibilities and the Committee's review of their individual performance and contributions to First Merchants' performance - especially its long-term and short-term financial performance. In assessing the performance of the NEOs other than the CEO, the Committee relies heavily on the recommendations of the CEO. The Committee has the sole responsibility for assessing the CEO's performance and establishing his salary. In determining the NEOs' salaries, the Committee also takes into account their experience, budgetary considerations, and the salaries paid to executives holding similar positions with First Merchants' competitors in the financial services industry. The Committee believes, on the basis of the information it has compiled through surveys and otherwise that Messrs. Rechin and Hardwick's salaries as CEO and CFO, respectively, of First Merchants are below the median for executives holding similar positions with comparably-sized institutions in the financial services industry, taking into consideration levels of experience and performance. For this reason, as the Summary Compensation Table shows, they have been granted larger than usual salary increases over the past three years with the intent of moving them closer to the median and recognizing their worth to First Merchants and the importance of retaining them.

Mr. Rechin's 2007 salary of $309,423 was based on an annual salary of $275,000 until April 24, 2007, when he was promoted from Executive Vice President and COO to President and CEO. Thereafter, it was based on an annual salary of $325,000, in recognition of his additional responsibilities. In 2008, his salary was increased to $350,000, a 7.7% increase from $325,000, in recognition of the level of his performance since becoming CEO. Mr. Hardwick's salary for 2007 was $209,000; and it was increased to $250,000 in 2008, a 19.6% increase. Mr. Hardwick's increase was based in part on his performance and in part on the Committee's belief that the larger increase was merited in order to compensate him at a level closer to the salaries paid to executives with similar responsibilities at other companies. First Merchants hired Mr. Stewart in January 2008 as its first Chief Banking Officer. He came to First Merchants with substantial valuable and relevant experience with other financial institutions. His 2008 salary as one of the company's two Executive Vice Presidents, was based on an annual salary of $245,000 - nearly the same as the salary paid to Mr. Hardwick, First Merchants' other Executive Vice President. Mr. Connors' 2007 salary of $192,200 was increased to $199,900 in 2008, a 4.0% increase. Mr. Spade's 2007 salary of $175,000 was increased to $180,700 in 2008, a 3.3% increase. These increases were generally in line with the merit increases given to the company's other senior management employees in 2008.

As national and international economic conditions became increasingly worse during 2008, especially in the financial services industry, financial plans and goals adopted prior to the beginning of the year became increasingly difficult to meet. While First Merchants had net income after income taxes totaling $20.6 million in 2008, performing significantly better than most other financial institutions, its diluted earnings per share decreased to $1.14 from $1.73 per share in 2007. In consideration of the uncertain economic environment that is likely to continue throughout the current year and perhaps into 2010, First Merchants has decided not to increase senior management salaries, including those of the NEOs, for 2009. The Committee recognizes that in normal times, applying normal standards, the NEOs' 2008 performance would uniformly justify merit salary increases; however, it is apparent that the present circumstances are unique and that it is in the best interests of First Merchants and its shareholders to not increase executive salaries for 2009. If the economy, and First Merchants' financial performance, improves more rapidly than presently expected, the Committee may review this decision prior to its next scheduled review in February 2010.

The restrictions imposed by the ARRA include a $500,000 cap on the deductibility of annual compensation under the provisions of Internal Revenue Code Section 162(m)(5). None of the NEOs' annual compensation presently exceeds this limit.

Non-Equity Incentive Pay.

Non-equity incentive compensation is available to the NEOs through the First Merchants Corporation Senior Management Incentive Compensation Program, which affords them the opportunity to earn additional cash compensation, determined as a percentage of their salaries, as incentive pay by meeting individual goals that are closely related to First Merchants' financial success. Under the Program, at the beginning of each year - no later than February - the NEOs are given targets they must meet in order to receive a payout of 100% of their assigned percentage the following February. The Compensation and Human Resources Committee determines the payments for a fiscal year and approves their payment after First Merchants' audited financial statements for the year have been issued, contemporaneously with its determination of salaries, equity compensation, and the parameters of the Senior Management Incentive Compensation Program for the following year. An NEO must be employed at the time the payment is due under the Program, except in the case of the NEO's death, disability or retirement. There are thresholds under the Program below which no payout is made, as well as maximum payouts that are larger than the target payouts. The amounts paid out increase on the basis of a pre-established schedule between the thresholds and the targets and the targets and the maximum payouts. The
Committee has the authority to modify the Program, make final award determinations, set conditions for eligibility and awards, define extraordinary accounting events in calculating earnings, establish future payout schedules, determine circumstances and causes for which payouts can be withheld, and abolish the Program.

The Committee has determined that it would be in the long-term financial interest of First Merchants and its shareholders to base the target payouts to Messrs. Rechin, Hardwick and Stewart under the Senior

Management Incentive Compensation Program entirely on year-over-year growth in First Merchants' earnings per share, calculated on a diluted GAAP basis. For 2008, the Committee established Messrs. Rechin, Hardwick and Stewart's incentive payments under the Program for meeting their targets at 45%, 40% and 40%, respectively, of their salaries. The Committee established the target at which they would receive these payments at a 10% increase in earnings per share, with a threshold of a 3% increase in earnings per share below which no payment would be made and a maximum of a 20% increase that would earn a payment of twice the target amount. The range of payments that were possible for Messrs. Rechin, Hardwick and Stewart under the Program for 2008 is shown in the Grants of Plan-Based Awards Table on page 22. As the Summary Compensation Table on page 21 shows, Messrs. Rechin and Hardwick received payments of $69,620 and $41,800, respectively, under the Program for 2007 based on First Merchants' earnings per share increase of about 5% over 2006. However, since First Merchants' earnings per share decreased between 2007 and 2008, they did not receive a payment under the Program for 2008.

For 2008, the target payouts to Messrs. Connors and Spade under the Program were based 80% on First Merchants' year-over-year growth in First Merchants' earnings per share, calculated on a diluted GAAP basis, and 20% on their accomplishment of personal objectives assigned by the CEO at the beginning of the year. The Committee established the incentive payouts for both of them for meeting their targets at 30% of their salaries. The earnings per share targets and thresholds and maximums were the same for Messrs. Connors and Spade as for Messrs. Rechin, Hardwick and Stewart. Whether they accomplished all or part of their personal objectives was determined by the CEO. The range of payouts that were possible for Messrs. Connors and Spade under the Program for 2008 is shown in the Grants of Plan-Based Awards Table on page 22. Their maximum payouts were 170% of their target amounts due to the inclusion of the personal objectives component in their payout calculations. As the Summary Compensation Table on page 21 shows, Messrs. Connors and Spade received payments for 2007 of $37,479 and $30,188, respectively, based on First Merchants' earnings per share increase over 2006 and their accomplishment of personal objectives. For 2008, while neither Mr. Connors nor Mr. Spade received a payment based on their earnings per share targets due to the decrease in First Merchants' earnings per share between 2007 and 2008, Mr. Connors received $11,520 under the Program because he accomplished all of his personal objectives and Mr. Spade received $6,180 because he accomplished part of his personal objectives.

The NEOs will continue to be covered by the Senior Management Incentive Compensation Program for 2009, with each NEO being eligible for a payment of the same percentage of his salary for meeting his target as in 2008 - that is, 45%, 40%, 40%, 30% and 30% for Messrs. Rechin, Hardwick, Stewart, Connors and Spade, respectively; and all of the payouts for Messrs. Rechin, Hardwick and Stewart, and 80% of the payouts for Messrs. Connors and Spade will be based on the year-over-year growth in First Merchants' earnings per share, calculated on a diluted GAAP basis, from 2008. The Compensation and Human Resources Committee made two changes to the Program for 2009 that may affect the NEOs' payouts. First, the schedule for incentive payouts based on First Merchants' year-over-year growth in First Merchants' earnings per share was changed. The target earnings per share increase, at which the pre-established percentage of the NEOs' salary will be paid, will continue to be 10%; however, the schedule for payouts above the target up to the maximum has been changed to require incrementally higher earnings per share increases in order for an NEO to earn a larger payout; e.g., for an NEO to earn the maximum payment of twice the targeted payout, First Merchants' earnings per share would have to increase by 50% compared to 20% under the 2008 schedule. The reason for this change is that a greater earnings per share percentage increase for 2009 is more achievable than it was for 2008 because the base is lower due to the decrease in earnings per share between 2007 and 2008. Second, for Messrs. Connors and Spade only, the other 20% of their payouts will be tied to improving First Merchants' consolidated efficiency ratio instead of being based on their accomplishment of personal objectives as it was in 2008. The Committee and the CEO believe this incentive is more in line with their responsibilities and, since it can be measured objectively, is preferable to a reward for accomplishing personal objectives - which often involves a subjective element.

The restrictions imposed by the ARRA includes a requirement that NEOs' compensation must exclude incentives to take unnecessary and excessive risks that threaten First Merchants' value. The Compensation and Human Resources Committee is required to meet at least semi-annually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to First Merchants by such plans. The

Committee does not presently believe that First Merchants' incentive compensation program provide any incentives for NEOs to take unnecessary or excessive risks that threaten First Merchants' value, in view of the Senior Management Incentive Compensation Program's reliance on year-over-year earnings per share increases as the sole (or, in the cases of Messrs. Connors and Spade, principal) basis for determining incentive payouts. The Program is intended to reward First Merchants' long-term growth in a way that would normally result in improvement in its market value as reflected in its share price. Nevertheless, the Committee plans to meet at least semi-annually with First Merchants' CEO, CFO and Chief Risk Officer to discuss and evaluate the company's employee compensation plans and assess the types and level of risk posed by these plans.

The ARRA also prohibits First Merchants from paying or accruing any bonus, retention award or incentive compensation to the NEOs while preferred stock issued to the Treasury Department under the CPP remains outstanding. However, notwithstanding this prohibition, First Merchants may pay compensation to the NEOs in the form of long-term restricted stock if that stock (i) doesn't fully vest while the preferred stock remains outstanding, (ii) has a value that doesn't exceed 1/3 of the receiving NEO's total annual compensation, and (iii) is subject to such other terms as the Secretary of the Treasury may determine is in the public interest. A bonus payment required to be paid pursuant to a written employment contract executed on or before February 11, 2009 is also permitted under this standard. It appears that this standard will affect the incentive compensation payable to the NEOs under the Senior Management Incentive Compensation Program by requiring that, rather than being paid in cash as the Program provides, any payout earned under the Program be paid to the NEO in the form of First Merchants restricted stock that doesn't fully vest while any of the preferred stock issued to the Treasury Department under the CPP remains outstanding. On the other hand, based on the Committee's prior approach to allocating compensation between salary and other forms of incentive compensation, the 1/3 of total annual compensation limit isn't likely to limit the amount of the NEOs' potential payouts under the Program compensation. Since, as noted above, the Treasury Department has provided little guidance concerning the interpretation and application of the restrictions imposed by the ARRA, uncertainty remains as to exactly how the NEOs' compensation will be affected by this restriction. In addition, the Treasury Department may impose other restrictions on the compensation payable to executives of CPP participants. For these reasons, the discussion of the NEOs' non-equity incentive pay in this section of the proxy statement may be altered by subsequent developments.

Equity-Based Compensation.

The NEOs have the opportunity to receive equity-based compensation under the First Merchants Corporation 1999 Long-term Equity Incentive Plan. The awards available under the Plan include incentive and non-qualified options to acquire First Merchants stock and grants of restricted First Merchants stock. The Plan provides that the Compensation and Human Resources Committee has the authority to grant awards, decide who will receive awards, determine the types and sizes of awards, determine the terms, conditions, vesting periods, and restrictions applicable to awards, adopt, alter and repeal administrative rules and practices governing the Plan, interpret the terms and provisions of the Plan and any awards granted under the Plan, prescribe the forms of award agreements, and otherwise supervise the administration of the Plan. The Committee generally approves stock option and restricted stock awards under the Plan at a meeting held each year in February, at the same time salary adjustments and non-equity incentive payments are approved. The Committee also sometimes grants an award at other times, e.g., when an executive is hired. In making stock option and restricted stock awards, the Committee relies heavily on the recommendations of the CEO except for the awards to the CEO.

The annual awards to senior executives, including the NEOs, under the Plan are comprised of a combination of stock options and restricted stock, whereas the awards to other participants are generally in the form of restricted stock. The Committee believes that stock options should be a significant component of First Merchants' equity-based compensation program for the NEOs because the financial incentive provided by stock options depends entirely on increasing the price of First Merchants shares, thus furthering aligning the NEOs' financial interests with those of First Merchants' shareholders. The ratio of stock options to restricted stock annually awarded to the NEOs averages about 3-1. A share of restricted stock is valued at slightly more than 3 times the value of an option to purchase a share of stock.

The stock options granted to the NEOs under the Plan are incentive stock options up to the statutory limit; and the rest, if any, are non-qualified options. The exercise price for the stock options is the closing price of First Merchants stock as recorded by NASDAQ on the date of the grant. The options vest (become exercisable) 2 years later, or, if earlier, on the date the grantee retires, dies or becomes disabled. The restricted stock granted to the NEOs under the Plan vests (the restrictions lapse, giving the grantee complete ownership rights) if the grantee is still employed by First Merchants 3 years after the award is made, or, if earlier, on the date the grantee retires, dies or becomes disabled. The restricted stock partially vests if the grantee's employment is involuntarily terminated without "cause." Under this circumstance, the vested portion is a fraction, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is 3. The grantee is entitled to vote the shares of restricted stock and receive the dividends on the stock.

The Outstanding Equity Awards at Fiscal Year-End 2008 Table on page 24 provides information concerning each of the stock options granted to the NEOs through December 31, 2008 that have not expired, as well as information concerning the awards of restricted stock that had not vested as of December 31, 2008. As the Table shows, the Compensation and Human Resources Committee granted Mr. Rechin options to purchase 12,000 shares of First Merchants stock on February 8, 2007 and 15,000 shares on February 27, 2008, and it awarded him 3,000 shares of restricted First Merchants stock on February 8, 2007 and 4,000 shares on February 27, 2008. The Committee also granted Mr. Rechin options to purchase 20,000 shares of First Merchants stock on February 24, 2009, and it awarded him 4,000 shares of restricted First Merchants stock on the same date. The Committee granted Mr. Hardwick options to purchase 8,000 shares of First Merchants stock on February 8, 2007 and 8,000 shares on February 27, 2008, and it awarded him 2,400 shares of restricted First Merchants stock on February 8, 2007 and 2,700 shares on February 27, 2008. The Committee also granted Mr. Hardwick options to purchase 8,000 shares of First Merchants stock on February 24, 2009, and it awarded him 3,200 shares of restricted First Merchants stock on the same date. The Committee granted Mr. Stewart options to purchase 6,000 shares of First Merchants stock when he was hired on January 29, 2008, and it awarded him 3,000 shares of restricted First Merchants stock on the same date. The Committee also granted Mr. Stewart options to purchase 8,000 shares of First Merchants stock on February 24, 2009, and it awarded him 3,200 shares of restricted First Merchants stock on the same date. The Committee granted Mr. Connors options to purchase 4,500 shares of First Merchants stock on February 8, 2007 and 3,000 shares on February 27, 2008, and it awarded him 1,600 shares of restricted First Merchants stock on February 8, 2007 and 2,000 shares on February 27, 2008. The Committee also granted Mr. Connors options to purchase 3,000 shares of First Merchants stock on February 24, 2009, and it awarded him 2,000 shares of restricted First Merchants stock on the same date. The Committee granted Mr. Spade options to purchase 4,000 shares of First Merchants stock on February 8, 2007 and 4,000 shares on February 27, 2008, and it awarded him 1,000 shares of restricted First Merchants stock on February 8, 2007 and 1,000 shares on February 27, 2008. The Committee also granted Mr. Spade options to purchase 3,000 shares of First Merchants stock on February 24, 2009, and it awarded him 1,000 shares of restricted First Merchants stock on the same date. The exercise price for the stock options granted to the NEOs on February 8, 2007 was $26.31/share; the exercise price for the stock options granted to the NEOs (other than Mr. Stewart) on February 27, 2008 was $28.25/share; the exercise price for the stock options granted to Mr. Stewart on January 29, 2008 was $25.44/share: and the exercise price for the stock options granted to the NEOs on February 24, 2009 was $11.14/share. As of February 27, 2009, the date of this proxy statement, all of the unexercised stock options granted to the NEOs under the 1999 Long-term Equity Incentive Plan are out-of-the-money.

The 1999 Long-term Equity Incentive Plan expires in 2009, and no additional awards of restricted stock or stock options may be made under the Plan after April 14, 2009. On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Long-Term Equity Incentive Plan, subject to shareholder approval which is being sought at the 2009 annual shareholder meeting. The 2009 Equity Incentive Plan is similar to the 1999 Plan; however, it includes two additional provisions applicable to NEOs participating in the Plan that, together with the vesting provisions in the 1999 Plan which continue in the 2009 Plan, are intended to encourage additional share ownership by the NEOs and thereby increase the commonality of interest between the NEOs and the shareholders. First, the 2009 Plan provides that NEOs are required to hold 25% of all "net shares" (defined as the number of shares issued to the NOE under an award after subtracting the number of shares, if any, transferred or surrendered by the NEO to pay the exercise price of a stock option and/or to pay any withholding taxes associated with the award) issued to the NEO under the Plan, including both restricted stock awards and shares issued upon the exercise of stock options, until the earlier of (i) the date of the NEO's death, retirement or other termination of employment, or (ii) the date of a change of control. Second, the 2009 Plan includes a guideline stating that NEOs who are selected as participants in the Plan should acquire and hold shares of First Merchants common stock equal in value to at least 100% of their then current annual salary within 6 years after first being selected to participate in the Plan. This guideline does not constitute a condition, restriction or risk of forfeiture applicable to any award made to an NEO under the Plan. Additional information concerning the 2009 Long-Term Equity Incentive Plan is provided on pages 35-39 under "Voting Item 4 - Proposal to Approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan." The full text of the Plan is set forth in Appendix B.

The ARRA prohibition on paying or accruing any bonus, retention award or incentive compensation to the NEOs while preferred stock issued to the Treasury Department under the CPP remains outstanding, discussed above in the section of this analysis covering the Senior Management Incentive Compensation Program, may also affect the benefits available to the NEOs under the Long-Term Equity Incentive Plan. As in the case of the Senior Management Incentive Compensation Program, uncertainty exists concerning the application of that prohibition, or the exception for long-term restricted stock, to the Long-Term Equity Incentive Plan. The exception's limitation of restricted stock to 1/3 of an NEO's total annual compensation limit is not likely to affect the size of the restricted stock awards that the Committee has typically made under the Plan. However, since the Treasury Department has provided little guidance concerning the interpretation and application of the restrictions imposed by the ARRA, uncertainty remains as to exactly how the NEOs' compensation under the Long-Term Equity Incentive Plan will be affected by this restriction. In addition, the Treasury Department may impose other restrictions on the compensation payable to executives of CPP participants. For these reasons, the discussion of the NEOs' equity-based compensation in this section of the proxy statement may be altered by subsequent developments.

Although not a material element of their equity-based compensation, several of the NEOs have participated in the First Merchants Corporation 2004 Employee Stock Purchase Plan, an Internal Revenue Code Section 423 employee stock purchase plan that is available to all employees of First Merchants and its participating subsidiaries. Under this Plan, participants could elect, prior to an annual offering period (July 1 to June 30), to purchase shares of First Merchants' stock at a price equal to 85% of the lesser of the closing price for the stock at the beginning of the offering period and the closing price for the stock at the end of the offering period, as reported by NASDAQ. The Plan has provided an attractive vehicle for participants to acquire First Merchants stock, which further aligns their financial interests with those of other shareholders. For the offering period ending June 30, 2008, the following NEOs participated in this Plan: Mr. Rechin, who purchased 681 shares, Mr. Hardwick, who purchased 596 shares, and Mr. Spade who purchased 298 shares. The purchase price for shares under the Plan was $15.43 per share. The 2004 Employee Stock Purchase Plan expires on June 30, 2009. On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Employee Stock Purchase Plan, subject to shareholder approval which is being sought at the 2009 annual shareholder meeting. If approved, the 2009 Employee Stock Purchase Plan will become effective on July 1, 2009. It is similar to the 2004 Plan, except that the offering periods under the Plan will be 3 months rather than 12 months, corresponding with the calendar quarters, and the purchase price for shares will be equal to 85% of the average of the closing prices for the stock on each trading day during the offering period, as reported by NASDAQ, rather than 85% of the lesser of the closing price for the stock at the beginning of the offering period and the closing price for the stock at the end of the offering period, as reported by NASDAQ. Additional information concerning the 2009 Employee Stock Purchase Plan is provided on pages 31-34 under "Voting Item 3 - Proposal to Approve the First Merchants Corporation 2009 Employee Stock Purchase Plan." The full text of the Plan is set forth in Appendix A.

Retirement Benefits.

First Merchants maintains a qualified defined benefit pension plan, the First Merchants Corporation Retirement Pension Plan, which it "froze" as of March 1, 2005, meaning that, with some exceptions, employees no longer accrued benefits under the Plan. However, participants who were at least age 55 with 10 or more years of credited service on the date the Plan was frozen were "grandfathered;" that is, they continued
to accrue benefits under the Plan after that date. Employees who were not participating in the Plan on March 1, 2005 were not eligible to participate. The Plan pays benefits at retirement to participating employees of First Merchants and its participating subsidiaries. The benefits payable under this Plan, computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the Plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less incentive pay) plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service to a maximum of 25 years. Although benefits are integrated with Social Security, they are not subject to any deduction for Social Security or other offset amounts. The benefits payable under the Plan at age 65 to the participants whose benefits were frozen are determined under the formula described above, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of credited service as of March 1, 2005, and the denominator of which is the participant's years of credited service projected to age 65.

Of the NEOs, Messrs. Rechin, Stewart and Spade did not participate in the First Merchants Corporation Retirement Pension Plan. The benefits accruing to Messrs. Hardwick and Connors were frozen as of March 1, 2005, because they had not attained age 55 with 10 or more years of credited service as of that date. Assuming their employment continues to age 65, Messrs. Hardwick's and Connors' annual benefits under the plan, payable as a straight-life annuity, would be approximately $8,594 and $7,895, respectively.

First Merchants also maintains the First Merchants Corporation Retirement and Income Savings Plan, an Internal Revenue Code Section 401(k) qualified defined contribution plan under which participating employees of First Merchants and its subsidiaries can make pre-tax contributions to the Plan, up to statutory limits and limits set forth in the Plan, that are currently matched by the participant's employer at the rate of 50% of the participant's pre-tax contributions to the Plan, to a maximum of 6% of compensation (defined as W-2 compensation plus certain voluntary pre-tax contributions, up to the Internal Revenue Code Section 401(a)(17) maximum, which was $230,000 in 2008 and is $245,000 in 2009). Thus, the maximum matching employer contribution under the Plan is generally 3% of pay (less if the participant's compensation exceeds $245,000). First Merchants made matching contributions for 2008 under the Plan for NEOs Rechin, Hardwick, Stewart, Connors and Spade in the amounts of $6,900, $6,900, $6,900, $6,900 and $6,429, respectively. First Merchants also makes contributions, currently from 2% to 7% of compensation (up to the Internal Revenue Code Section 401(a)(17) maximum), on behalf of participants based on their years of service, in five-year increments (i.e., 2% for 0-4 years of service, 3% for 5-9 years of service, 4% for 10-14 years of service, 5% for 15-19 years of service, 6% for 20-24 years of service, and 7% for 25 or more years of service). For 2008, the NEOs received service-weighted contributions as follows: Mr. Rechin, 2% of compensation, or $4,600; Mr. Hardwick, 4% of compensation, or $9,200; Mr. Stewart, 2% of compensation, or $4,600; Mr. Connors, 3% of compensation, or $6,900; and Mr. Spade, 2% of compensation, or $4,286. Finally, First Merchants is making "transition contributions" under the Plan equal to 3% of compensation for the years 2005 through 2009, for employees who were participants in the First Merchants Corporation Retirement Pension Plan when it was frozen and who had attained age 45 with 10 or more years of credited service as of March 1, 2005 (other than the "grandfathered" participants). None of the NEOs is eligible for a transition contribution under the Plan. Employee pre-tax contributions under the Plan are always fully vested, while matching, service-weighted and transition contributions vest 20% after each year of service.

First Merchants also maintains the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan, which provides additional retirement benefits to executives designated by the Compensation and Human Resources Committee whose benefits under the First Merchants Corporation Retirement and Income Savings Plan are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan ($230,000 in 2008 and $245,000 in 2009). Mr. Rechin is presently the sole participant in the Defined Contribution Supplemental Executive Retirement Plan. First Merchants contributes 12% of Mr. Rechin's annual compensation, including his base salary and his non-equity incentive pay, to the Plan. The Committee established this percentage after consulting with Mercer Human Resource Consulting, which assisted the Committee in designing the Plan in 2006. If Mr. Rechin continues to be employed by First Merchants until his normal retirement age, this contribution would provide an income replacement ratio of approximately 35%, based on a 7% return on the Plan's investments. Mercer Human Resource Consulting advised the Committee that this income replacement ratio would provide retirement benefits to Mr. Rechin that are comparable to those paid to executives holding similar positions at peer companies in the banking industry. Mr. Rechin's benefit under the Plan is subject to a 5 year "cliff" vesting provision. He is not permitted to make employee contributions under the Plan. First Merchants' contribution for 2008 to this plan on behalf of Mr. Rechin was $45,494.

Change of Control Agreements.

First Merchants does not have an employment agreement with any of the NEOs. They are all deemed to be "at will" employees. However, First Merchants does have "double trigger" change of control agreements with all five of the NEOs. First Merchants believes that change of control agreements are in the best interests of First Merchants and its shareholders, because they would encourage key executives to remain with First Merchants and continue to act in First Merchants' and shareholders' interests in the event of a proposed acquisition or other change of control situation in which they might otherwise be influenced to leave due to the uncertainties of their own circumstances. Under the "double trigger" change of control agreements, severance benefits are payable to the NEOs only if: (1) a change of control occurs; and (2) the NEO's employment is terminated or constructively terminated following the change of control. Under First Merchants' agreements with the NEOs, this termination must occur within 24 months following the change of control in order for the agreement to apply and benefits to be payable. No benefits are payable under the agreements in the event of the executive's voluntary retirement, death or disability, or if the executive's employment is terminated for cause. The definitions of "change of control" and "constructive termination" as used in these agreements are contained on page 27, under "Termination of Employment and Change of Control Arrangements." The agreements also contain a definition of "cause" for termination. Payments under the change of control agreements are determined as a multiple of the sum of the executive's annual base salary at the time of receiving notice of termination and the executive's largest annual non-equity incentive payment under the Senior Management Incentive Compensation Program during the two years preceding the date of termination. This multiple is 2.99 for Messrs. Rechin, Hardwick and Stewart, and 1.50 for Messrs. Connors and Spade. The change of control agreements were not entered into in response to any effort to acquire control of First Merchants, and the Board is not aware of any such effort. Because they cover relatively few executives and represent a relatively small percentage of First Merchants' market capitalization, the Board does not believe that the existence of these agreements would discourage any such effort.

The restrictions imposed by the ARRA includes a prohibition against making "golden parachute payments" or severance payments (essentially, any payment for departure from the company for any reason, except for payments for services performed or benefits accrued) to an NEO or any of the next 5 most highly-compensated employees during the period that preferred stock issued to the Treasury Department under the CPP remains outstanding. This prohibition may prevent First Merchants from making any payments to NEOs under the provisions of the change of control agreements with its NEOs as long as the preferred stock issued by First Merchants to the Treasury Department remains outstanding. However, since, as noted above, the Treasury Department has provided little guidance concerning the interpretation and application of the restrictions imposed by the ARRA, uncertainty remains as to exactly how the NEOs' compensation will be affected by this prohibition. In addition, the Treasury Department may impose other restrictions on the compensation payable to executives of CPP participants. For these reasons, the discussion of the NEOs' change of control agreements in this section of the proxy statement may be altered by subsequent developments.

Summary Compensation Table

The following table provides information concerning all of the plan and non-plan compensation paid to the NEOs for 2006, 2007 and 2008.

                                            Summary Compensation Table
------------------------------ -------- ---------- ---------- -------- ---------- ------------ -------------- ------------ ---------
 Name and Principal position    Year    Salary(1)  Bonus(2)   Stock    Option     Non-equity     Change in      All other    Total
                                                              awards(3)awards(3)   incentive      pension     compensation(6)
                                                                                     plan        value and
                                                                                  compen-sation non-qualified
                                                                                                  deferred
                                                                                                compensation
                                                                                                 earnings(5)
------------------------------ -------- ---------- ---------- -------- ---------- ------------ -------------- ------------ ---------
Michael C. Rechin               2006     280,288   100,100    14,864    21,844       3,300           0          51,788      472,184
  President and Chief           2007    309, 423       0      57,833    83,434      69,620           0          69,270      589,580
  Executive Officer             2008     346,154       0      31,755    41,694         0             0          67,114      486,717


Mark K. Hardwick
  Executive Vice President      2006     193,699       0      14,864    19,113      19,950         2,495        15,434      265,555
  and Chief Financial           2007     206,077       0      35,527    44,558      41,800         1,555        20,182      349,699
  Officer                       2008     243,692       0      21,435    22,237         0             0          22,794      310,158


Michael J. Stewart              2008     221,808    50,000    23,467    16,433         0             0           9,660      321,368
  Executive Vice President
  and Chief Banking
  Officer(7)

Robert R. Connors               2006     185,704       0      10,405    10,922      16,398         4,695        12,310      240,434
  Senior Vice President and     2007     190,662       0      24,243    25,256      37,479         3,689        16,374      297,703
  Chief Information Officer     2008     198,796       0      15,878     8,339      11,520           0          18,802      253,335


David W. Spade                  2006     164,327       0      10,405       0        12,800           0          10,568      198,100
  Senior Vice President and     2007     175,000       0      19,547    11,513      30,188           0          12,392      248,640
  Chief Credit Officer          2008     179,823       0       7,939    11,119       6,180           0          14,151      219,212
------------------------------ -------- ---------- ---------- -------- ---------- ------------ -------------- ------------ ---------

     (1) The amounts shown in the Salary column for 2006 also included service awards and Christmas gifts. The service awards and Christmas gifts were discontinued after 2006. For 2006, Mr. Rechin's salary, service awards and Christmas gifts were $275,000, $0 and $5,288, respectively;
          Mr.  Hardwick's  were  $190,000,  $45 and  $3,654,  respectively;  Mr.
          Connors' were $182,200, $0 and $3,504, respectively; and Mr. Spade's were $161,250, $0 and $3,077, respectively.

     (2)  First  Merchants  paid Mr. Rechin a sign-on bonus of $100,000 in early
          2006 under an offer of employment made to him when he was hired in November 2005. The other $100 was paid to Mr. Rechin in 2006 under a customer referral program. First Merchants paid Mr. Stewart a sign-on bonus of $50,000 in early 2008 under an offer of employment made to him when he was hired in January 2008. No bonuses were paid to any of the other NEOs during 2006, 2007 or 2008 except as part of a non-equity incentive plan.

     (3) A discussion of the assumptions used in calculating these values is contained in Note 16 to the 2008 audited financial statements, on page
          67 of First  Merchants'  Annual Report on Form 10-K for the year ended
          December 31, 2008.

     (4) The amounts shown in the Non-equity Incentive Plan Compensation column are payments under the First Merchants Corporation Senior Management
          Incentive Compensation Program for 2006, 2007 and 2008 performance that were paid in February of the following year.

     (5)  The  amounts  shown in the  Change in Pension  Value and  Nonqualified
          Deferred Compensation Earnings column for Messrs. Hardwick and Connors are the  changes  in the  actuarial  present  value  of  their  frozen benefits under the First Merchants Corporation Retirement Pension Plan
          for 2006,  2007 and 2008. The present value of Messrs.  Hardwick's and
          Connors'  benefits  decreased  by $3,811 and $2,008,  respectively  in
          2008; however, SEC regulations require that this amount be shown as $0 in the Summary Compensation Table. Messrs.  Rechin,  Stewart and Spade
          have not  participated  in any defined benefit plan or other actuarial
          pension  plan   maintained  by  First   Merchants.   No  NEO  received
          above-market or preferential  earnings on deferred compensation during
          2006, 2007 or 2008.

                                       21

     (6)  First  Merchants made matching  contributions  to the First  Merchants
          Corporation  Retirement and Income Savings Plan for the benefit of the
          NEOs in the following  amounts for 2006, 2007 and 2008,  respectively:
          Mr. Rechin - $6,600,  $6,750 and $6,900; Mr. Hardwick - $6,600, $6,750
          and  $6,900;  Mr.  Stewart - $6,900  (for 2008  only);  Mr.  Connors -
          $6,433,  $6,615 and $6,900; and Mr. Spade - $5,028, $5,700 and $6,429.
          First Merchants made  service-weighted  employer  contributions to the
          First Merchants Corporation Retirement and Income Savings Plan for the
          benefit of the NEOs in the following  amounts for 2006, 2007 and 2008, respectively:  Mr. Rechin - $4,400,  $4,500 and $4,600; Mr. Hardwick -
          $6,694,  $9,000 and  $9,200;  Mr.  Stewart - $0 (for 2008  only);  Mr.
          Connors - $4,289,  $6,615 and $6,900;  and Mr. Spade - $3,352,  $3,800
          and  $4,286.  First  Merchants  also made  contributions  to the First
          Merchants  Corporation  Defined  Contribution  Supplemental  Executive
          Retirement  Plan in 2006,  2007 and 2008 for the benefit of Mr. Rechin in the amounts of $33,396, $50,896 and $45,494, respectively.  None of the NEOs received  perquisites  in the aggregate  amount of $10,000 or more during 2006,  2007 or 2008.  The other  amounts  shown in the All
          Other  Compensation  column include the dollar value of life insurance premiums and dividends on  restricted  stock awards paid to or for the benefit of each of the NEOs during 2006, 2007 and 2008.

     (7)  Mr.  Stewart was  employed by First  Merchants as its  Executive  Vice
          President and Chief Banking Officer on January 29, 2008.

First Merchants does not have employment agreements with any of the NEOs.

Grants of Plan-based Awards Table

The following table provides information concerning all of the grants of plan-based awards made to the NEOs for 2008, which included non-equity incentive pay and awards of restricted stock and stock options.

                                 Grants of Plan-Based Awards for 2008 Fiscal Year
     ------------------ -------- -------------------------------- ---------- ---------- ---------- ------------
           Name                   Estimated future payouts under   All other All other   Exercise  Grant date
                                                                     stock   option       or base  fair value
                                                                    awards;   awards;      price    of stock
                                                                    Number   Number      of option and option
                                                                   of shares    of        awards     awards
                                                                  of stock or           (per share)
                          Grant      Non-equity incentive plan       units   securities
                          Date               awards(1)                       underlying
                                                                              options
     ------------------ -------- -------------------------------- ---------- ---------- ---------- ------------
     ------------------ -------- -------- ---------- ------------ ---------- ---------- ---------- ------------

                                 Threshold Target      Maximum

     ------------------ -------- -------- ---------- ------------ ---------- ---------- ---------- ------------
     Michael C. Rechin
                          --       $0     $157,500    $315,000
                        2/27/08                                     4,000                $28.25     $113,000
                        2/27/08                                               15,000                 98,957

                          --        0      100,000     200,000
     Mark K. Hardwick   2/27/08                                     2,700                 28.25      76,275
                        2/27/08                                                8,000                 52,777

     Michael J. Stewart   --        0      98,000      196,000
                        1/29/08                                     3,000                 25.44      76,320
                        1/29/08                                                6,000                 35,645

                          --        0      59,970      119,940
     Robert R. Connors  2/27/08                                     2,000                 28.25      56,500
                        2/27/08                                                3,000                 19,791

                          --        0      54,210      108,420
     David W. Spade     2/27/08                                     1,000                 28.25      28,250
                        2/27/08                                                4,000                 26,388
     ------------------ -------- -------- ---------- ------------ ---------- ---------- ---------- ------------

     (1)  The amounts shown in the  Estimated  Future  Payouts under  Non-equity
          Incentive  Plan Awards  column are the range of payouts  for  targeted performance  under the First Merchants  Corporation  Senior Management
          Incentive  Compensation  Program for 2008, as described in the Section entitled "Non-equity Incentive Pay" in the Compensation Discussion and
          Analysis.  The  payments  made in February  2009 for 2008  performance
          under  the  Program  are  shown  in  the  Non-equity   Incentive  Plan
          Compensation column of the Summary Compensation Table on page 21.

The compensation programs under which the grants in the above Grants of Plan-Based Awards Table were made are generally described in the Compensation
Discussion and Analysis on pages 14-18 and include the First Merchants Corporation Senior Management Incentive Compensation Program, a non-equity incentive plan, and the First Merchants Corporation 1999 Long-term Equity
Incentive Plan, which provides for stock option grants and restricted stock awards. The following is a summary of material factors that will assist in an understanding of the information disclosed in the Grants of Plan-Based Awards Table.

Under the Senior Management Incentive Compensation Program, each of the NEOs was given goals at the beginning of 2008, consisting of a targeted year-over-year increase in First Merchants' operating earnings per share on a diluted GAAP basis (and in the cases of Messrs. Connors and Spade, accomplishment of personal objectives established by the CEO). If these goals were met for 2008, the NEOs were entitled to receive a payout following the end of the year of 100% of a pre-determined percentage of the NEO's base salary. These percentages for Messrs. Rechin, Hardwick, Stewart, Connors and Spade were 45%, 40%, 40%, 30% and 30%, respectively. The Program also provided thresholds, at which the executive became entitled to 30% of the pre-determined percentage and below which no payout would be made; and it provided for maximum payouts equal to 200% of the pre-determined percentage, or in the cases of Messrs. Connors and Spade, 170% of the pre-determined percentage. The amounts earned under the program for 2008 were paid out in February 2009.

Under the Long-term Equity Incentive Plan, awards of stock options and restricted stock were granted to each of the NEOs in February 2008. In most cases, the number of stock options awarded to each executive was approximately 3-4 times the number of shares of restricted stock awarded to the executive. The aggregate number of equity awards to each executive was roughly commensurate with the executive's position and level of responsibilities. The exercise price for the stock options is the closing price on the dates the options were granted, which for all of the NEOs except Mr. Stewart was $28.25 on February 27, 2008 and for Mr. Stewart was $25.44 on January 29, 2008. The stock options will vest and become exercisable 2 years after the date they were granted or, if earlier, on the date the executive's employment terminates on account of retirement, death or disability. The restricted stock will vest, giving the executive complete ownership rights, if the executive is still employed by First Merchants 3 years after the date of the award of the executive's employment or upon termination of the executive's employment in less than 3 years on account of retirement, death or disability. The restricted stock will partially vest if the executive's employment is involuntarily terminated without "cause," the number that will vest being a fraction of the shares awarded, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is 3. Notwithstanding the restrictions on the stock, the executive is entitled to vote the shares and to receive the dividends thereon. The normal dividend rate applies to the restricted shares; the rate is not preferential.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning unexercised stock options, restricted stock awards that have not vested, and equity incentive plan awards for each of the NEOs outstanding as of the end of First Merchants' 2008 fiscal year.


                                 Outstanding Equity Awards at Fiscal Year-End 2008
       ------------------- ---------------------------------------------------------- ------------------------------
               Name                              Option Awards                                Stock Awards

       ------------------- -------------- -------------- --------------- ------------ -------------- ---------------
                             Number of      Number of    Option exercise    Option      Number of     Market value
                            securities     securities         price       expiration    shares or     of shares or
                            underlying     underlying                        date       units of        units of
                            unexercised    unexercised                                 stock that      stock that
                              options      options(1)                                   have not        have not
                                                                                        vested(2)        vested
                           (Exercisable)
                                          (Unexercisable)
       ------------------- -------------- -------------- --------------- ------------ -------------- ---------------
       ------------------- -------------- -------------- --------------- ------------ -------------- ---------------

        Michael C. Rechin                                                                 9,000         $199,890
                              10,000                         $25.90        11/21/15
                               8,000                         25.14         2/10/16
                                             12,000          26.31         2/8/17
                                             15,000          28.25         2/27/18

         Mark K. Hardwick                                                                 7,100         157,691
                                694                          19.65         7/29/09
                                578                          18.28         7/1/10
                               1,736                         19.73         7/1/11
                               4,409                         26.93         7/1/12
                               5,249                         23.46         7/1/13
                               6,000                         25.60         7/1/14
                              10,000                         26.70         9/1/15
                               7,000                         25.14          2/10/16
                                              8,000          26.31          2/8/17
                                              8,000          28.25          2/27/18

        Michael J. Stewart                                                                3,000          66,630
                                              6,000          25.44         1/29/18


        Robert R. Connors                                                                 5,000         111,050
                               3,307                         25.33         8/26/12
                               5,249                         23.46         7/1/13
                               6,000                         25.60         7/1/14
                               8,000                         26.70         9/1/15
                               4,000                         25.14         2/10/16
                                              4,500          26.31         2/8/17
                                              3,000          28.25         2/27/18

          David W. Spade                                                                  3,400          75,514
                                              4,000          26.31         2/8/17
                                              4,000          28.25         2/27/18


       ------------------- -------------- -------------- --------------- ------------ -------------- ---------------

          (1)  Options were granted to Messrs.  Rechin,  Hardwick,  Connors, and
               Spade  to  purchase  12,000,   8,000,  4,500  and  4,000  shares,
               respectively, of First Merchants common stock under the Long-term
               Equity  Incentive  Plan on  February  8,  2007,  which  vested on
               February  8,  2009.  Options  were  granted  to  Messrs.  Rechin,
               Hardwick,  Stewart, Connors, and Spade to purchase 15,000, 8,000,
               6,000, 3,000 and 4,000 shares,  respectively,  of First Merchants common  stock  under  the  Long-term  Equity  Incentive  Plan  on
               February 27, 2008,  which will vest on February 27, 2010.  All of these  options  will  also  vest  on  the  date  the  executive's
               employment   terminates  on  account  of  retirement,   death  or
               disability, if earlier than the normal vesting dates.

          (2)  Messrs. Rechin,  Hardwick,  Connors and Spade were awarded 2,000,
               2,000, 1,400 and 1,400 restricted shares, respectively, under the Long-term Equity Incentive Plan on February 10, 2006. These shares vested on February 10, 2009. Messrs. Rechin, Hardwick,
               Connors and Spade were awarded 3,000, 2,400, 1,600 and 1,000 restricted shares, respectively, under First Merchants' Long-term
               Equity Incentive Plan on February 8, 2007. These shares will vest on February 8, 2010. Messrs. Rechin, Hardwick, Connors and Spade were awarded 4,000, 2,700, 2,000 and 1,000 restricted shares, respectively, under the Long-term Equity Incentive Plan on February 27, 2008. These shares will vest on February 27, 2011.
               Mr. Stewart was awarded 3,000 restricted shares under the Long-term Equity Incentive Plan on January 29, 2008. These shares will vest on January 29, 2011. Option Exercises and Stock Vested
               Table

The following table provides information concerning each exercise of stock options and each vesting of stock, including restricted stock and restricted stock units, during First Merchants' 2008 fiscal year for each of the NEOs.

            Option Exercises and Stock Vested During Fiscal Year 2008
---------------------- ------------------------------- --------------------------
        Name                Option Option awards             Stock awards
                       ------------------------------- --------------------------
                       ------------------- ----------- ------------- ------------

                        Number of shares   Value        Number of       Value
                          acquired on      realized       shares      realized
                            exercise       on          acquired on       on
                                            exercise    vesting(1)   vesting(1)
---------------------- ------------------- ----------- ------------- ------------
Michael C. Rechin              0               0           667         14,144
Mark K. Hardwick             3,008           28,901         0             0
Michael J. Stewart             0               0            0             0
Robert R. Connors              0               0            0             0
David W. Spade                 0               0            0             0
---------------------- ------------------- ----------- ------------- ------------

          (1) The amount shown in the Number of Shares or Units Acquired on Vesting column for Mr. Rechin is the portion of an award of restricted stock made to him on December 22, 2005 under the First
               Merchants'  Long-term  Equity  Incentive  Plan that vested during
               2008. Of the 2,000 restricted shares awarded to Mr. Rechin on December 22, 2005, 666 vested on December 22, 2006, 667 vested on
               December 22, 2007, and 667 vested on December 22, 2008. The amount shown in the Value Realized on Vesting column for Mr.
               Rechin was determined by multiplying the number of shares that vested on December 22, 2008 (667) times the closing price of First Merchants stock on that date ($21.16).

Pension Benefits Table

The First Merchants Corporation Retirement Pension Plan (the "Pension Plan") is a qualified defined benefit pension plan that pays monthly retirement benefits to eligible employees. The benefits, computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less incentive pay) plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service to a maximum of 25 years. The plan was frozen, effective March 1, 2005, for participants who had not yet attained age 55 and been credited with 10 or more years of service as of that date, meaning that their accrued benefits were vested and they no longer accrued benefits under the plan, and employees who were not participating in the plan as of that date were not eligible to participate. The benefits payable under the plan at age 65 to the participants whose benefits were frozen are determined under the above formula, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of service as of March 1, 2005, and the denominator of which is the participant's years of service projected to age 65. Messrs. Hardwick and Connors were among the participants in the Pension Plan whose benefits were frozen. The other three NEOs did not participate in the Pension Plan.

The following table shows benefits accrued to the NEOs under the Retirement Pension Plan as of December 31, 2008. The assumptions used in calculating the present value of a NEO's accumulated benefit are the same as those used for financial reporting purposes with respect to the Corporation's 2008 audited financial statements, assuming that the executive retires at age 65, the normal retirement age under the plan. A discussion of these assumptions is contained in
Note 17 to the 2008 audited financial statements, on page 69 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2008.

                                     Accrued Pension Benefits at Fiscal Year-End 2008
              ------------------------- ------------ -------------- ----------------- ----------------
                        Name             Plan name     Number of     Present value       Payments
                                                         years       of accumulated    during fiscal
                                                       credited      benefit as of       year 2008
                                                      service as        12/31/08
                                                          of
                                                      12/31/08(3)
              ------------------------- ------------ -------------- ----------------- ----------------
              Michael C. Rechin(1)          N/A           N/A             N/A               N/A
              Mark K. Hardwick(2)         Pension        7.32           $22,415             $0
                                           Plan
              Michael J. Stewart(1)         N/A           N/A             N/A               N/A
              Robert R. Connors(2)        Pension        2.50            65,109              0
                                           Plan
              David W. Spade(1)             N/A           N/A             N/A               N/A
              ------------------------- ------------ -------------- ----------------- ----------------

         (1)      Messrs. Rechin, Stewart and Spade were not participants in the Pension Plan.

         (2)      Messrs.  Hardwick's  and Connors'  benefits under the plan were frozen,  effective  March 1,
                  2005.

          (3) The NEOs' years of credited service under the Pension Plan were one fewer than their number of actual years of service with the Corporation when the Plan was frozen.

Nonqualified Deferred Compensation Table

The First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan (the "SERP") is a nonqualified plan that provides additional retirement benefits to executives designated by the Compensation and Human Resources Committee whose benefits under the First Merchants Corporation Retirement and Income Savings Plan, a qualified Internal Revenue Code Section 401(k) defined contribution plan, (the "Section 401(k) Plan") are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. Mr. Rechin is the only NEO who the Committee has designated as a participant in the SERP. First Merchants annually credits a percentage of a participant's compensation (base salary plus non-equity incentive pay) for the plan year, as determined by the Committee, to a deferred benefit account established for the participant under the plan. No amount is credited to the participant's account under the SERP unless the participant has made sufficient contributions to the Section 401(k) Plan for the year to entitle the participant to the maximum matching employer contributions under the Section 401(k) Plan. Participants in the SERP are not permitted to make contributions to their accounts under the SERP. Their interests vest under the plan upon the earliest of death, disability, involuntary termination except for cause, a change of control of First Merchants, or after 5 years of participation in the plan. Their account balances, including amounts credited to the accounts, adjusted for investment gain or loss, are payable in 36 monthly installments following death, disability or separation from service (the initial payments are delayed 6 months and made retroactively if made on account of separation from service). The SERP is unfunded and subject to forfeiture in the event of bankruptcy. First Merchants has established a "rabbi" trust, with the First Merchants Trust Company, National Association, a wholly-owned subsidiary of First Merchants, as the trustee. First Merchants makes annual contributions to the trust to help pay its liabilities under the SERP. While participants may request that these contributions be invested in accordance with investment options made available by First Merchants, First Merchants is under no obligation to comply with such requests. The accounts' actual investment returns may differ from the returns on the investments requested by the participants. Participants may request changes in the investment options daily, by submitting written investment allocation requests to the trustee.

The following table shows the dollar amounts of contributions, earnings, withdrawals, distributions and the aggregate balances of the NEOs' deferred benefit accounts under the Defined Contribution SERP as of December 31, 2008.

                                    Nonqualified Deferred Compensation in 2008
     --------------------- ------------- ---------------- ----------------- ---------------- ------------------
             Name           Executive     Corporation's      Aggregate         Aggregate      Aggregate balance
                           contributions  contributions     earnings in      withdrawals/            at
                            in fiscal    in fiscal year   fiscal year 2008   Distributions    fiscal year-end
                            year 2008         2008                                                 2008
     --------------------- ------------- ---------------- ----------------- ---------------- ------------------
     Michael C.                 0            $45,494         ($32,861)             0              $53,508
     Rechin(1)
     Mark K. Hardwick           0               0                0                 0                 0
     Michael J. Stewart         0               0                0                 0                 0
     Robert R. Connors          0               0                0                 0                 0
     David W. Spade             0               0                0                 0                 0
     --------------------- ------------- ---------------- ----------------- ---------------- ------------------

          (1) Mr. Rechin is the only NEO who has been designated as a participant in the Defined Contribution SERP. The Corporation credited 12 % of Mr. Rechin's compensation (base salary plus non-equity incentive pay) to his account for 2008. This amount is also reported as compensation to Mr. Rechin in the Summary
               Compensation  Table on page 21, in the column  headed  "All Other
               Compensation."

Termination of Employment and Change of Control Arrangements

First Merchants does not have an employment agreement with any of the NEOs. The only agreements between First Merchants and the NEOs that would provide for payment(s) to the NEOs at, following, or in connection with any termination of employment are the change of control agreements that First Merchants has entered into with each of the NEOs. These are "double trigger" change of control agreements, in that they provide for the payment of severance benefits to the NEOs only in the event of both a change of control of First Merchants and a termination or constructive termination of the NEO's employment within 24 months after the change of control (but no payment will be made if the termination was for cause, because of the NEO's death, disability or voluntary retirement, or by the NEO other than on account of constructive termination). In general, a "change of control" means an acquisition by any person of 25% or more of First Merchants' voting shares, a change in the makeup of a majority of the Board over a 24-month period, a merger of First Merchants in which the shareholders before the merger own 50% or less of First Merchants' voting shares after the merger, or approval by First Merchants' shareholders of a plan of complete liquidation of First Merchants or an agreement to sell or dispose of substantially all of First Merchants' assets. A "constructive termination" means, generally, a significant reduction in duties, compensation or benefits or a relocation of the NEO's office outside of the area described in the agreement, unless agreed to by the NEO.

Upon the occurrence of the two triggering events, an NEO would be entitled, in addition to base salary and incentive compensation accrued through the date of termination, to payment from First Merchants, or its successor in the event of a purchase, merger or consolidation, of a lump sum severance benefit in an amount determined by multiplying the sum of (1) the NEO's annual base salary as in effect on the date the NEO receives notice of termination, and (2) the NEO's largest bonus under First Merchants' Senior Management Incentive Compensation Program during the 2 years preceding the date of termination, by 299% in the cases of Messrs. Rechin, Hardwick and Stewart, and 150% in the cases of Messrs. Connors and Spade. First Merchants would also pay any excise tax imposed on the NEO under Section 4999 of the Internal Revenue Code on an "excess parachute payment." In addition, the NEO's outstanding stock options would be cancelled; and, in lieu thereof, the NEO would receive a lump sum amount equal to the bargain element value of these options, if any. The NEO would also be entitled to outplacement services, reasonable legal fees and expenses incurred as a result of the termination, and life, disability, accident and health insurance coverage until the earlier of 2 years following the date of termination or the NEO's 65th birthday. The insurance coverage would be similar to what the NEO was receiving immediately prior to the notice of termination, and First Merchants would pay the same percentage of the cost of such coverage as it was paying on the NEO's behalf on the date of such notice.

The following table shows the lump sum severance benefit amounts that would have been payable to the NEOs if both of the triggering events under the change of control agreements had occurred on December 31, 2008, as well as the bargain element values of their outstanding stock options on that date (nearly all of which are out-of-the-money), the estimated values of their life, disability, accident and health insurance coverages for two years following that date, and the estimated amounts of the excise tax that would have been imposed under Section 4999 of the Internal Revenue Code on the lump sum severance payments.

                                           Change of Control Agreements
   ------------------ ------------ ----------------- --------------------- --------------------- ----------------
         Name         Multiplier      Severance        Bargain Element     Estimated Values of      Estimated
                                    Benefit Amount        Values of        Insurance Coverages     Excise Tax
                                                      Outstanding Stock        for 2 years       Under IRC ss 4999
                                                           Options
   ------------------ ------------ ----------------- --------------------- --------------------- ----------------
   Michael C.Rechin      299%       $1,254,730             $  0                $19,572            $221,582
   Mark K. Hardwick      299%          905,856              8,354               18,572             168,150
   Michael J. Stewart    299%          732,550                0                 13,729             117,874
   Robert R. Connors     150%          372,793                0                 18,312                0
   David W. Spade        150%          317,737                0                 13,488                0
   ------------------ ------------ ----------------- --------------------- --------------------- ----------------

The change of control agreements were not entered into in response to any effort to acquire control of First Merchants, and the Board is not aware of any such effort.

As noted on page 20, the restrictions on severance payments added by the American Recovery and Reinvestment Act of 2009 (the "ARRA") may prevent First Merchants from making any payments to NEOs under the provisions of the change of control agreements as long as the preferred stock issued by First Merchants to the Treasury Department remains outstanding.

VOTING ITEM 2 - NON-BINDING RESOLUTION TO APPROVE COMPENSATION OF FIRST MERCHANTS CORPORATION EXECUTIVE OFFICERS

As explained on page 1, one of the requirements for First Merchants' participation in the U. S. Treasury Department's Capital Purchase Program (the "CPP") that was added when the American Recovery and Reinvestment Act of 2009 (the "ARRA") was signed into law on February 17, 2009 is that shareholders have the opportunity to have a separate vote on a resolution to approve the compensation of the NEOs, as disclosed and discussed in the "Compensation Discussion and Analysis," the compensation tables, and related material, on pages 11-28 under "Compensation of Executive Officers." The ARRA provides that this vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor to create or imply any additional fiduciary duty by the Board, nor may the vote be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Although your vote is non-binding, the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The ARRA contains several restrictions on executive compensation that apply to CPP participants. They are listed on pages 12-13, in the "Compensation
Discussion and Analysis." The Compensation and Human Resources Committee has reviewed these restrictions and believes that our compensation programs for executive officers generally comply with the requirements for CPP recipients. However, the Committee will continue to monitor these requirements and will make such changes to these programs as may be required after the Treasury Department provides additional guidance concerning the interpretation and application of these requirements, especially the ones recently added by the ARRA.

The Committee believes that our compensation programs for executive officers are strongly aligned with the long-term interests of our shareholders. The material elements of these programs and their objectives are discussed in the "Compensation Discussion and Analysis." Shareholders are encouraged to consider that information, including the compensation tables and related material that follows, prior to voting on this resolution.

THE BOARD  RECOMMENDS  THAT  SHAREHOLDERS  VOTE "FOR"  APPROVAL OF THE FOLLOWING
RESOLUTION:

     RESOLVED,  THAT THE  SHAREHOLDERS  APPROVE  THE  COMPENSATION  OF THE NAMED
     EXECUTIVE OFFICERS AS DISCLOSED IN THE "COMPENSATION DISCUSSION AND ANALYSIS," THE COMPENSATION TABLES AND THE RELATED MATERIAL IN THE PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS.

                            COMPENSATION OF DIRECTORS

The directors of First Merchants who are employees of First Merchants or one of its subsidiaries do not receive separate compensation for their services as directors. This included Michael C. Rechin during 2008. Michael L. Cox, who is retiring as a director as of the 2009 annual shareholder meeting, was also not separately compensated for his services as a director during 2008; however, First Merchants did pay him for his consulting services during 2008 under the agreement between Mr. Cox and First Merchants described on pages 7-8 under "Retiring Director."

The non-employee directors received annual retainers of $40,000 for their services in 2008, except that Board Chairperson Charles E. Schalliol's retainer was $75,000, Audit Committee Chairperson Jean L. Wojtowicz' retainer was $50,000, and Nominating and Governance Committee Chairperson Thomas B. Clark's retainer was $45,000. Richard A. Boehning retired as Chairperson of the Executive Committee and as a director of First Merchants as of the 2008 annual shareholder meeting. He was paid a retainer until his retirement that was pro-rated based on an annual retainer of $45,000. Upon Mr. Boehning's retirement, Terry L. Walker became the Executive Committee Chairperson, and the annual amount on which his retainer was based was increased from $40,000 to $45,000. During the first calendar quarter of 2008, the non-employee directors other than Mr. Schalliol also received $750 for each meeting attended; however, the meeting fee was discontinued as of the beginning of the second calendar quarter of 2008. Non-employee director compensation is paid quarterly in arrears, on the last business day of each calendar quarter.

The shareholders approved the First Merchants Corporation Equity Compensation Plan for Non-employee Directors at the 2008 annual meeting. Under this Plan, which became effective in the second calendar quarter of 2008, at least one-half of the compensation payable to non-employee directors is payable in restricted shares of First Merchants common stock instead of cash. The number of restricted shares issued each quarter is determined on the basis of their fair market value (defined as the closing price of the stock as reported by NASDAQ) on that date. The restricted shares are nontransferable until the restrictions lapse, on the earliest of the following dates: (i) the third anniversary of the date the shares were issued if, as of the date the restrictions are to lapse, the director has continued to serve as a non-employee director from the date the shares were issued to the date of lapse; (ii) the date of the director's retirement as a member of the Board after he or she has attained age 55; (iii) the date of the director's death; (iv) the date the director is determined to be totally and permanently disabled, as defined in Internal Revenue Code Section 22(e)(3); or (v) the date of a change of control, as defined in the Long-term Equity Incentive Plan. In the event a director's service as a non-employee director terminates prior to the date the restrictions lapse, the shares subject to the restrictions will be forfeited. A director will be deemed to be the beneficial owner of the restricted shares unless and until they are forfeited. As the beneficial owner, a director has all rights of beneficial ownership in such shares including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Under the 2007 Directors' Deferred Compensation Plan, an unfunded deferred compensation arrangement, the non-employee directors of First Merchants may elect to defer until a future date all or a portion of the cash fees, the fees payable in shares of restricted stock, or both, that are payable to them for their services as directors. An account is maintained for each participant in the Plan, to which deferred fees and earnings are credited quarterly. The earnings on cash fees are determined on the basis of an interest rate equal to the greater of the Fed Funds Rate or the five-year Treasury Interest Rate as of the first business day of the quarter, but not to exceed 120% of the Applicable Long Term Federal Rate for monthly compounding. The earnings on fees payable in shares of restricted stock are determined on the basis of the dividends paid on an equivalent number of shares of First Merchants common stock for the period of time the stock fees are deferred. First Merchants has established a "rabbi trust," to which it contributes to provide itself with a source of funds to assist in meeting its liabilities under the Plan; however, First Merchants' obligations under the Plan remain an unsecured, unfunded promise to pay benefits to the participants in accordance with the Plan's provisions. Thomas B. Clark and Terry L. Walker were the only two directors who participated in the Directord' Deferred Compensation Plan during 2008. They each deferred all of the fees payable to them in cash and the fees payable to them in shares of restricted stock.

In accordance with the First Merchants Corporation 1999 Long-term Equity Incentive Plan, each non-employee director who was serving in that capacity on July 1, 2008 was granted an option on that date to purchase 1,157 shares of First Merchants common stock at an option price of $18.67 per share, the market price on that date.

The Board adopted a guideline, effective January 1, 2008, providing that all directors are expected to acquire and hold First Merchants stock equal in value to at least 3 times their total annual director compensation while serving on the Board. Directors are expected to meet this guideline as soon as reasonably possible, taking into account the director's relevant financial and other circumstances, but in no event more than 6 years after the later of (1) the effective date, or (2) the date the director is first elected to the Board.

The following table contains information concerning the compensation paid to First Merchants' directors, other than Mr. Rechin, for their services as directors for 2008.

                                    Director Compensation for 2008 Fiscal Year
              ----------------------- -------------- ------------ ------------ ----------------- ------------
                       Name            Fees earned      Stock       Option        All Other         Total
                                       or paid in    awards(1)(2) awards(1)(2) Compensation(3)
                                          cash
              ----------------------- -------------- ------------ ------------ ----------------- ------------
              ----------------------- -------------- ------------ ------------ ----------------- ------------
              Richard A. Boehning(4)     $13,806        $  285       $    0      $      0          $14,091
              Thomas B. Clark(5)          29,625         1,418        3,438           199           34,680
              Michael L. Cox                   0             0        3,438       125,000          128,438
              Roderick English            25,768         1,258        3,438           177           30,641
              Jo Ann M. Gora              25,768         1,258        3,438           177           30,641
              William L. Hoy((6)          25,768         1,258        3,438           177           30,641
              Barry J. Hudson(6)          25,768         1,258        3,438           177           30,641
              Charles E. Schalliol       $46,891         2,361        3,438           332           53,022
              Terry L. Walker(5)          27,625         1,418        3,438           199           34,680
              Jean L. Wojtowicz           32,018         1,574        3,438           221           37,251
              ----------------------- -------------- ------------ ------------ ----------------- ------------

          (1)  The dollar amounts shown for "Stock  Awards" and "Option  Awards"
               represent  the dollar  amounts  of those  awards  recognized  for financial  statement  reporting  purposes for 2008 in  accordance
               with  FAS  123R.  A  discussion  of  the   assumptions   used  in
               calculating  these  values  is  contained  in Note 67 to the 2008 audited  financial  statements,  on page 16 of  First  Merchants'
               Annual Report on Form 10-K for the year ended  December 31, 2008.
               The grant date fair value of the stock awards to the non-employee directors  during 2008 were: Mr.  Boehning - $1,779;  Mr. Clark -
               $16,875; Mr. Cox - $0; Mr. English - $14,982; Dr. Gora - $14,982;
               Mr. Hoy - $14,982; Mr. Hudson - $14,982; Mr. Schalliol - $28,109;
               Mr. Walker - $16,875; and Ms. Wojtowicz - $18,732.

          (2) As of the end of the 2008 fiscal year, the non-employee directors had the following aggregate number of option awards outstanding:
               Mr. Boehning - 6,942; Mr. Clark - 10,413; Mr. Cox - 110,498;  Mr.
               English - 4,628;  Dr. Gora - 4,628; Mr. Hoy - 1,157; Mr. Hudson -
               16,478;  Mr.  Schalliol  - 4,628;  Mr.  Walker  - 2,314;  and Ms.
               Wojtowicz - 5,785. As of the end of the 2008 fiscal year, the non-employee directors had been awarded the following aggregate number of shares of First Merchants common stock on which the restrictions had not yet lapsed: Mr. Boehning - 98; Mr. Clark -
               810;  Mr. Cox - 0; Mr.  English - 719;  Dr. Gora - 719; Mr. Hoy -
               719; Mr. Hudson - 719; Mr.  Schalliol - 1,349;  Mr. Walker - 810;
               and Ms. Wojtowicz - 899. As of the end of the 2008 fiscal year, the non-employee directors had the following aggregate number of option awards outstanding: Mr. Boehning - 6,942; Mr. Clark -
               10,413; Mr. Cox - 110,498; Mr. English - 4,628; Dr. Gora - 4,628;
               Mr. Hoy - 1,157; Mr. Hudson - 16,478;  Mr. Schalliol - 4,628; Mr.
               Walker - 2,314; and Ms. Wojtowicz - 5,785.

                                       30

          (3) Except in the case of Mr. Cox, the dollar amounts shown under "All Other Compensation" represent the dividends paid during 2008 on the stock awards to the non-employee directors under the First
               Merchants  Corporation Equity  Compensation Plan for Non-Employee
               Directors.  The dollar  amount shown for Mr. Cox under "All Other
               Compensation" was the amount he was paid in 2008 for his services as a consultant under the Agreement between First Merchants and Mr. Cox described on pages 7-8, under "Retiring Director."

          (4) Mr. Boehning retired as a director on April 29, 2008, the date of the 2008 annual shareholder meeting.

          (5) Mr. Clark and Mr. Walker deferred payment of all of their fees earned in 2008 under the provisions of the 2007 Directors'
               Deferred Compensation Plan described on pages 29-30, including both the fees payable in cash and the stock awards, as well as interest on the cash fees and dividends on the stock awards.

          (6)  Mr.  Hoy was  paid  $2,900  for his  services  as a  director  of
               Commerce  National  Bank,  a  wholly  owned  subsidiary  of First
               Merchants,  in 2008. Mr. Hudson received  distributions  totaling
               $197,340 in 2008 under an insurance-funded  deferred compensation plan in which he was a participant prior to his retirement as the
               Chairman of the Board of Directors, President and Chief Executive
               Officer  of  the  First  National  Bank  of  Portland,   National
               Association ("First National Bank"), a wholly-owned subsidiary of
               First  Merchants.  First  National  Bank was  merged  into  First
               Merchants  Bank,  National   Association,   another  wholly-owned
               subsidiary of First Merchants in 2007.

VOTING ITEM 3 - PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION 2009 EMPLOYEE STOCK PURCHASE PLAN

On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval. The purpose of the Stock Purchase Plan is to provide eligible employees of First Merchants and its subsidiaries the opportunity to purchase shares of First Merchants common stock through quarterly offerings at a slightly discounted price using payroll deductions. The Board believes that the Plan will incentivize employees to purchase First Merchants stock, thus more closely aligns their interests with those of other shareholders. The Stock Purchase Plan, which is intended to qualify as an employee stock purchase plan under Internal Revenue Code Section 423, has an effective date of July 1, 2009. It will replace the existing stock purchase plan that expires on June 30, 2009.

The following summary of the major features of the Stock Purchase Plan is subject to the specific provisions contained in the full text of the Stock Purchase Plan set forth in Appendix A.

Administration of the Plan; Term and Termination

The Compensation and Human Resources Committee, which is composed entirely of "independent directors," as defined in the NASDAQ Stock Market Rules, will administer the Stock Purchase Plan. The Committee has the authority, subject to the terms of the Plan, to prescribe rules and regulations for the administration of the Plan and interpret its provisions. The Plan will continue until June 30, 2019, or, if earlier, until all of the stock allocated to the Plan has been purchased. However, the Board may terminate the Plan at any time or make such amendments to the Plan as it deems advisable; except that no such amendment may be made without the approval of First Merchants' shareholders if it would materially (1) increase the benefits accruing to Plan participants, (2) modify the requirements as to eligibility for participation in the Plan, (3) increase the number of shares which may be issued under the Plan (except as described in the next paragraph), (4) increase the cost of the Plan to First Merchants, or
(5) alter the allocation of Plan benefits among participants.

Stock Available under the Plan

Subject to shareholder approval, an aggregate of 1,000,000 shares of First Merchants common stock will be reserved for issuance pursuant to the Stock Purchase Plan over a 10 year period ending on June 30, 2019. The stock to be issued would be obtained by First Merchants by authorized purchases on the open market or from private sources, or by issuing authorized but unissued shares of stock. In the event of a change in the common stock through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Compensation and Human Resources Committee has the authority to make such equitable adjustments in the Plan and the then outstanding shares as it deems necessary and appropriate including, but not limited to, changing the number of shares of common stock reserved under the Plan and the price of the current offering. If the number of shares of common stock that participants become entitled to purchase under the Plan is greater than the number of shares available, the available shares will be allocated by the Committee among the participants in such manner as it deems fair and equitable.

Eligibility

All employees of First Merchants and its participating subsidiaries are eligible to participate in the Stock Purchase Plan, beginning on the first day of the calendar quarter after the employee completes an "introductory period" (generally, 90 calendar days of employment). At the present time, there are approximately 1,329 employees who would be eligible to participate in the Plan.

Offering Periods

The Stock Purchase Plan provides a series of 3-month offering periods, commencing on the first day and ending on the last trading day of each calendar quarter, for purchase of First Merchants common stock by participating employees. The Compensation and Human Resources Committee has the authority to change the duration and/or frequency of the offering periods.

Participation; Payroll Deductions

Eligible employees may participate in the Stock Purchase Plan by authorizing a payroll deduction for such purpose prior to the beginning of an offering period. The Compensation and Human Resources Committee may, on a nondiscriminatory basis, establish a maximum percentage of compensation that a participant may apply to the purchase of stock under the Plan; and it may suspend an offering at any time if it determines that such action is required by law or is in First Merchants' best interests. First Merchants will establish payroll deduction accounts for all funds received or held under the Plan, on which interest will accrue for the benefit of participants unless otherwise determined by the Committee. Subject to the rules established from time to time by the Committee,
(1) participants who do not discontinue or change their rate of payroll deductions will continue to participate in the Plan at the originally elected rate throughout the offering period and future offering periods, (2) participants will be allowed to increase or decrease their rate of payroll deductions as of the beginning of any offering period, and (3) participants will be allowed, at any time during an offering period, to discontinue payroll deductions and withdraw the entire balance of their account, if any, and thereby withdraw from participation in an offering. In the event of a participant's death, retirement or termination of employment, his or her participation in any offering under the Plan shall cease.

Purchase of Shares; Limitations; Price

At the end of each offering period, the balance of each participant's payroll deduction account will be applied towards the purchase of the largest number of full shares of First Merchants common stock possible, at a price equal to 85% of the average of the closing prices for the stock on each trading day during the offering period, as reported by NASDAQ; provided, however, in no event will this price be less than the lesser of (1) 85% of the closing price of the stock, as reported by NASDAQ, on the first day of the offering period, or (2) 85% of the closing price of the stock, as reported by NASDAQ, on the last day of the offering period. No participant will be allowed to purchase more than $25,000 in fair market value (determined as the closing price of the stock, as reported by NASDAQ, on the last day of the offering period for which the purchase right is granted) of First Merchants common stock under the Stock Purchase Plan, and any other stock purchase plan maintained by First Merchants or a parent or subsidiary of First Merchants that is qualified under Internal Revenue Code Section 423, for any one calendar year. No fractional shares may be purchased under the Plan. Any balance remaining in a participant's payroll deduction account at the end of an offering period after the purchase of First Merchants common stock shall be held in the account and applied to the purchase of shares under the next offering, unless the participant withdraws from, elects not to participate in, or is ineligible to participate in the next offering, in which case such balance shall be paid to the participant.

Stock Accounts; Transfer of Interests

A book entry account will be established in each participant's name. Each participant will be the beneficial owner and will have all rights of beneficial ownership in the First Merchants common stock purchased under the Stock Purchase Plan and credited to the participant's stock account. First Merchants or its nominee will retain custody of the stock purchased under the Plan until the participant requests that it be sold, transferred or delivered. A participant may request that a stock certificate, representing all or part of the shares of stock credited to his or her account, be issued and delivered to the participant at any time. The Plan restricts the right of participants to transfer interests, options, rights or benefits arising under the Plan. However, there are no restrictions upon the resale of shares issued to or for the benefit of participants under the Plan.

Federal Income Tax Consequences

The following is a summary of federal income tax consequences to participants and First Merchants relative to the Stock Purchase Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of a state, local or other jurisdiction which may be applicable to a participant. The Plan is intended to qualify as an "employee stock purchase plan" under Internal Revenue Code Section 423. Amounts withheld for the purchase of stock under the Plan will be taxed as if the amounts were paid directly to the participants. However, neither the grant nor the exercise of purchase rights on behalf of a participant under the Plan will cause any federal income tax consequences to the participant or First Merchants. Taxable income is not recognized until the participant sells or otherwise disposes of the shares acquired under the Plan. If the participant holds the shares purchased pursuant to the Plan for more than one year after the purchase date of the shares and more than two years after the first day of the offering period for the shares (the "holding period"), upon selling or disposing of the shares the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for the shares, or (2) 15% of the fair market value of the shares at the beginning of that offering period. Any additional gain will be taxed as a long-term capital gain. First Merchants will not receive an income tax deduction with respect to such sale or disposition. If the participant sells or disposes of the shares prior to the completion of the holding period, then the participant will realize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date for the shares exceeded the purchase price paid for the shares, and First Merchants will receive an income tax deduction for such year in the same amount. The participant will also recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for the shares and the ordinary income realized in connection with their acquisition.

Plan Benefits

The Stock Purchase Plan will not become effective until July 1, 2009, and then only if it is approved by First Merchants' shareholders. Therefore, no purchase rights have been granted or shares of common stock issued under the Plan. As of February 27, 2009, the closing price of First Merchants common stock was $10.05. Since benefits under the Plan are dependent on the fair market value of First Merchants common stock as of various future dates and individual participants" elections, it is not possible to determine the benefits that will be received by participants under the Plan, including NEOs who elect to participate.

Equity Compensation Plan Information

The following table presents information as of December 31, 2008 with respect to compensation plans under which equity securities of First Merchants are authorized for issuance. It does not include information concerning equity securities that may be authorized for issuance under the Stock Purchase Plan or the First Merchants Corporation 2009 Long-Term Equity Incentive Plan, which is described on pages 35-39 and is also being presented for approval at the 2009 annual meeting by the shareholders of First Merchants.

                                       Equity Compensation Plan Information
   ----------------------------------- ---------------------- --------------------- ---------------------------------
            Plan Category              Number of securities   Weighted average      Number of securities remaining
                                                                                    available for future issuance
                                       to be issued upon      exercise price of     under
                                       exercise of            outstanding           equity compensation plans
                                       outstanding options,   options, warrants     (excluding securities reflected
                                       warrants and rights    and rights            in first column)
   ----------------------------------- ---------------------- --------------------- ---------------------------------
   ----------------------------------- ---------------------- --------------------- ---------------------------------

   Equity compensation plans
    approved by shareholders                  921,214                $24.80                    226,815(1)

   Equity compensation plans not               30,108                $21.50                          0
    approved by shareholders(2)

    Total                                     951,322                $24.70                    226,815(1)
   ----------------------------------- ---------------------- --------------------- ---------------------------------

          (1) This number does not include shares remaining available for future issuance under the 1999 Long-term Equity Incentive Plan, which was approved by First Merchants' shareholders at the 1999 annual meeting. The aggregate number of shares that are available for grants under that Plan in any calendar year is equal to the sum of: (a) 1% of the number of First Merchants common shares outstanding as of the last day of the preceding calendar year;
               plus (b) the number of shares that were available for grants, but not granted, under the Plan in any previous year; but in no event will the number of shares available for grants in any calendar year exceed 1.5% of the number of First Merchants common shares outstanding as of the last day of the preceding calendar year. No awards of stock or stock options may be made under the 1999
               Long-term Equity Incentive Plan after April 14, 2009.

          (2)  The only plan  reflected  above  that was not  approved  by First
               Merchants"   shareholders  relates  to  certain  First  Merchants
               Corporation   Stock  Option  Agreements   ("Agreements").   These
               Agreements  provided  for  non-qualified  stock  options of First
               Merchants  common  stock to be awarded  between  1995 and 2002 to each  director  of First  Merchants  Bank,  National  Association
               ("First  Merchants  Bank"),  a  wholly-owned  subsidiary of First
               Merchants,  who, on the date of the grants:  (a) was serving as a director  of First  Merchants  Bank;  (b) was not an  employee of
               First Merchants, First Merchants Bank, or any of First Merchants'
               other affiliated banks or the non-bank subsidiaries;  and (c) was not serving as a director of First Merchants.  The exercise price of the  shares was equal to the fair  market  value of the shares upon the grant of the  option.  Options  became  100% vested when granted and are fully  exercisable  six months  after the date of the grant, for a period of ten years.

Shareholder Vote Required to Approve the First Merchants Corporation 2009 Employee Stock Purchase Plan

The Stock Purchase Plan will be approved if it receives the favorable vote of a majority of the shares present and voting at the annual meeting of shareholders. Abstentions and broker non-votes will be considered neither a vote "for" nor "against."

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION 2009 EMPLOYEE STOCK PURCHASE PLAN.

VOTING ITEM 4 - PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION 2009 LONG-TERM EQUITY INCENTIVE PLAN

On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Long-Term Equity Incentive Plan (the "Equity Incentive Plan"), subject to shareholder approval. The Equity Incentive Plan is designed to promote the interests of First Merchants and its shareholders by providing stock-based incentives to participating employees and non-employee directors who are expected to contribute materially to the success of the Company and its subsidiaries. The Plan provides a means of rewarding employee performance while encouraging participants to own First Merchants stock. First Merchants believes the Plan will assist its efforts to attract and retain quality employees and non-employee directors. The Equity Incentive Plan will be effective upon approval by the shareholders of First Merchants. It will replace the existing long-term equity incentive plan, under which no additional awards of stock or stock options may be made after April 14, 2009.

The following summary of the major features of the Equity Incentive Plan is subject to the specific provisions contained in the full text of the Equity Incentive Plan set forth in Appendix B.

Administration of the Plan; Term and Termination

The Compensation and Human Resources Committee, which is composed entirely of "independent directors," as defined in the NASDAQ Stock Market Rules, will administer the Equity Incentive Plan. The Committee has the authority, subject to the terms of the Plan, to: (i) select the employees who will receive awards,
(ii) grant awards, (iii) determine the types and sizes of awards to be granted to employees (but not to non-employee directors, who are granted a fixed number of stock options annually), (iv) determine the terms, conditions, vesting periods, and restrictions applicable to awards (other than non-employee director stock options), (v) adopt, alter, and repeal administrative rules and practices governing the Plan, (vi) interpret the terms and provisions of the Plan and any awards granted under the Plan, (vii) prescribe the forms of any award agreements or other instruments relating to awards, and (viii) otherwise supervise the administration of the Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate with respect to awards granted to employees who are not officers of First Merchants.

The Equity Incentive Plan will continue until May 5, 2019, after which no awards may be issued under the Plan. However, the Board may suspend or terminate the Plan at any time or make such amendments to the Plan as it deems advisable; except that no such amendment may be made without the approval of First Merchants' shareholders if required to satisfy NASDAQ Stock Market Rules or any applicable federal or state law or regulation.

Stock Available under the Plan

The aggregate number of shares of First Merchants common stock available for grants of awards under the Equity Incentive Plan in a fiscal year is equal to the sum of (i) 1% of the number of common shares outstanding as of the last day of First Merchants' prior fiscal year, plus (ii) the sum of: (1) the number of shares that were available for grants of awards but not granted under the Plan in any previous fiscal year; and (2) the number of shares that were reacquired by First Merchants during the immediately preceding fiscal year as the result of
(A) the forfeiture of awards and/or the termination or cancellation of awards that were not exercised or did not vest, and (B) the transfer or surrender by participants of shares to pay the exercise price of a stock option and/or withholding taxes associated with an award. However, in no event will the number of shares available for grants of awards in any fiscal year exceed 1.5% of the number of common shares outstanding as of the last day of the prior fiscal year. The aggregate number of common shares that may be issued under the Plan upon the exercise of incentive stock options, as described in the Plan and under Internal Revenue Code Section 422, is 1,200,000, subject to the following sentence. In the event of a change in First Merchants' common stock through merger, consolidation, reorganization, recapitalization or similar transaction, or in the event of a stock split, stock dividend or distribution to shareholders (other than normal cash dividends), spin-off or any other change in First Merchants' corporate structure, the Compensation and Human Resources Committee is authorized to adjust the number and class(es) of shares that may be issued under the Plan, the aggregate number of shares that may be issued under the Plan upon the exercise of incentive stock options, the number and class(es) of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of shares and other value determinations applicable to outstanding awards, as appropriate.

The aggregate market value of the shares of First Merchants common stock that would be available for the grant of awards under the Equity Incentive Plan is not determinable. However, based on the number and market value of First Merchants common stock outstanding as of February 27, 2009, the shares that would be available for the grant of awards in a fiscal year under the Plan had an aggregate market value of $2,145,665.

Eligibility

Employees of First Merchants and its subsidiaries selected by the Compensation and Human Resources Committee to participate in the Equity Incentive Plan are eligible to receive restricted stock and stock option awards. In addition, the Plan provides a stock option grant to non-employee directors on July 1 of each year during the term of the Plan to purchase 1,500 shares at the fair market value on that date. While the total number of employees who will be eligible to receive awards under the Plan is not determinable, the Committee made awards under the existing long-term equity incentive plan, which this Plan is intended to replace, to 9 non-employee directors of First Merchants on July 1, 2008, to 10 employees of Lincoln Bank on January 1, 2009, and to 143 employees of First Merchants and its subsidiaries (including each of the NEOs) on February 24, 2009. The awards to the Lincoln Bank employees were made in accordance with the provisions of an Agreement of Reorganization and Merger between First Merchants and Lincoln Bank's parent, Lincoln Bancorp, dated as of September 2, 2008, under which Lincoln Bancorp was merged into First Merchants. It is anticipated that there will be 9 non-employee directors who will be eligible to receive a stock option grant under the Plan on July 1, 2009.

Types of Awards

The awards under the Equity Incentive Plan may consist of restricted stock, "incentive stock options" as defined in Internal Revenue Code Section 422 and the regulations thereunder, and/or non-qualified stock options. Awards may be granted singly or in combination or tandem with other awards. They may also be granted in replacement of, or in substitution for, other awards granted by First Merchants, whether or not such other awards were granted under the Plan. The Compensation and Human Resources Committee has the authority, subject to the terms of the Plan, to select the employees who will receive awards and to determine the types and amounts of the awards and the terms, conditions and restrictions applicable thereto. In general, participants may not transfer or assign awards granted under the Plan other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order.

Incentive stock options may only be awarded to employees. The exercise price for incentive stock options must be not less than the fair market value of the shares (the closing price as recorded by NASDAQ) on the date of the grant (110% of the fair market value for 10% shareholders). Incentive stock options cannot be exercisable for longer than 10 years after the date of the grant (5 years for 10% shareholders). The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all such plans of First Merchants and its affiliated companies cannot exceed $100,000. Incentive stock options may only be transferred or assigned by will or pursuant to the laws of descent and distribution.

Non-employee directors of First Merchants will be granted non-qualified stock options on July 1 of each year during the term of the Plan, if they are serving as a director on that date, to purchase 1,500 shares of First Merchants common stock at an exercise price equal to the fair market value of the shares (the closing price as recorded by NASDAQ) on the date of the grant. The Committee will not have the power, without further shareholder approval, to alter the amount, price or timing of the options granted to the non-employee directors under the Plan.

Payment of Exercise Price and Tax Withholding Obligation

In general, the Committee may permit a participant to pay the exercise price for a stock option and/or the participant's tax withholding obligation associated with an award in cash, by the transfer of shares of First Merchants common stock, by the surrender of all or part of an award (except for incentive stock options), or by a combination of these methods.

Participant's Retirement, Death, Disability or Other Termination of Employment; Change of Control

In general, if a participant retires, terminates employment due to disability (as defined in the Equity Incentive Plan) or dies, he or she (or his or her executor, personal representative or beneficiary, in the case of the participant's death) will continue to have the right to exercise all stock option awards (if entitled to do so at the time of retirement, termination due to disability or death) for the remainder of the exercise period. With certain exceptions set forth in the Plan, a participant may after other termination of employment exercise all stock option awards (if entitled to do so at the time of termination) for a period of 30 days after the date of termination. In general, incentive stock options may be exercised as such for 3 months following retirement or for 1 year following the date of termination due to disability or death, after which they may be exercised as non-qualified stock options for the remainder of the exercise period. In the event of a change of control (as defined in the Plan) of First Merchants, all outstanding stock options will become fully exercisable.

If a participant terminates employment due to disability or dies, or in the event of a change of control of First Merchants, all restrictions on the participant's restricted stock awards will lapse as of the date of such termination, death or change of control. If a participant retires, his or her restricted stock awards will continue to be subject to the restrictions until they expire according to their terms. Upon any other termination of employment, a participant's restricted stock awards will be forfeited as of the date of termination unless the restrictions have lapsed prior to such date.

Additional Provisions Applicable to Executive Officers

The Equity Incentive Plan has two additional provisions that are not found in the existing long'term equity incentive plan, both intended to encourage additional share ownership by First Merchants' executive officers and thereby increase the commonality of interest between the executive officers and the shareholders.

First, executive officers are required to hold 25% of all "net shares" (defined as the number of shares issued to the executive officer under an award after subtracting the number of shares, if any, transferred or surrendered by the executive officer to pay the exercise price of a stock option and/or to pay any withholding taxes associated with the award) issued to the executive officer under the Plan, including both restricted stock awards and shares issued upon the exercise of stock options, until the earlier of (i) the date of the executive officer's death, retirement or other termination of employment, or
(ii) the date of a change of control.

Second, the Plan includes a guideline stating that executive officers who are selected as participants in the Plan should acquire and hold shares of First Merchants common stock equal in value to at least 100% of their then current annual salary within 6 years after first being selected to participate in the Plan. However, this guideline does not constitute a condition, restriction or risk of forfeiture applicable to any award made to an executive officer under the Plan.

Federal Income Tax Consequences

The following is a summary of federal income tax consequences to participants and First Merchants relative to the Equity Incentive Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of a state, local or other jurisdiction which may be applicable to a participant. In general, there are no federal income tax consequences to the recipient or to First Merchants upon the grant or exercise of an incentive stock option. If the recipient holds the shares purchased though the exercise of an incentive stock option for more than 1 year after the exercise date and 2 years after the option was granted (the "holding period"), the recipient will be eligible upon selling the shares for long-term capital gain treatment on any excess in the amount of the sale price over the option price. First Merchants will not receive an income tax deduction in the event the recipient disposes of the shares after completion of the holding period. However, if the recipient sells the shares before the expiration of the holding period, the recipient will have made a "disqualifying disposition" and will realize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. The balance of the recipient's gain, if any, on the sale of the shares is subject to capital gains treatment. First Merchants will receive an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income.

The recipient of a non-qualified stock option will realize ordinary income upon exercising the option, equal to the difference between the option price and the fair market value on the exercise date of the shares purchased. First Merchants will receive an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income. Upon the subsequent sale of any such shares by the recipient, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss.

In general, a recipient will not realize income on the date of an award of restricted stock, nor will First Merchants be entitled to a deduction at that time. The recipient will realize ordinary income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and First Merchants will be entitled to a corresponding income tax deduction. Dividends paid to recipients prior to the lapse of restrictions will be taxed as ordinary income to the recipient and deductible as such by First Merchants.

Benefits Payable to Executive Officers and Directors under Plan

The benefits or amounts that will be received by or allocated to the NEOs, to all current executive officers as a group, and to all employees as a group, under the Equity Incentive Plan are not determinable. If the Plan had been in effect for 2008, the benefits and amounts that would have been received by or allocated to the NEOs, to all current executive officers as a group, and to all employees as a group, under the Plan also are not determinable. The Equity Incentive Plan provides a stock option grant to non-employee directors on July 1 of each year during the term of the Plan to purchase 1,500 shares at the fair market value on that date. The Compensation and Human Resources Committee will not have the power, without further shareholder approval, to alter the amount, price, or timing of these options granted to the non-employee directors under the Plan. The benefits or amounts that will be received by or allocated to all current directors who are not executive officers as a group under the Equity Incentive Plan are not determinable. If the Plan had been in effect for 2008, the benefits or amounts that would have been received by or allocated to all current directors who are not executive officers as a group under the Plan are as follows:

                                                 New Plan Benefits
                         First Merchants Corporation 2009 Long-Term Equity Incentive Plan
------------------------------------- ---------------------------------- --------------------------------------
         Name and Position                      Dollar Value                        Number of Units
------------------------------------- ---------------------------------- --------------------------------------
------------------------------------- ---------------------------------- --------------------------------------
Non-Executive Director Group                        $0(1)
                                                                         12,000 shares of First Merchants
                                                                         Corporation common stock

------------------------------------- ---------------------------------- --------------------------------------

          (1)  Had the Equity  Incentive Plan been in effect for 2008, the stock
               options  granted  to  non-employee   directors  would  have  been
               out-of-the-money.

Equity Compensation Plan Information

The table on page 34 presents information as of December 31, 2008 with respect to compensation plans under which equity securities of First Merchants are authorized for issuance. It does not include information concerning equity securities that may be authorized for issuance under the Equity Incentive Plan or the First Merchants Corporation 2009 Employee Stock Purchase Plan, which is described on pages 31-34 and is also being presented for approval at the 2009 annual meeting by the shareholders of First Merchants.

Shareholder Vote Required to Approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan

The Equity Incentive Plan will be approved if it receives the favorable vote of a majority of the shares present and voting at the annual meeting of shareholders. Abstentions and broker non-votes will be considered neither a vote "for" nor "against."

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION 2009 LONG-TERM EQUITY INCENTIVE PLAN.

                        TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers of First Merchants and its subsidiaries and their associates are customers of, and have had transactions with, First Merchants' subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features.

Richard A. Boehning, who retired as a director of First Merchants on April 29, 2008, the date of the 2008 annual shareholder meeting, is of counsel to the law firm of Bennett, Boehning & Clary LLP, Lafayette, Indiana, which Lafayette Bank and Trust Company, National Association, a wholly-owned subsidiary of First Merchants, has retained as legal counsel during 2008 and will continue to retain as legal counsel in 2009. Charles E. Schalliol, a director of First Merchants, is of counsel to the law firm of Baker & Daniels LLP, Indianapolis, Indiana, which First Merchants Bank, National Association, a wholly owned subsidiary of First Merchants, has retained as legal counsel during 2008 and will continue to retain as legal counsel in 2009. The Board has determined that these relationships do not prevent Mr. Boehning or Mr. Schalliol from being "independent directors," as defined in the NASDAQ listing standards.

In accordance with First Merchants' Code of Business Conduct, all transactions in which First Merchants is or is to be a participant and the amount involved exceeds $120,000, and in which a director or executive officer of First
Merchants, or any member of his or her immediate family, had or will have a direct or indirect material interest, will be reviewed for potential conflict of interest and must be approved by the Audit Committee. Under the standards set forth in the Code of Business Conduct, the Audit Committee will determine whether the transaction might pose an actual or apparent conflict of interest and, if so, whether such conflict would prevent the director or executive officer from complying with his or her obligation never to allow personal interests to interfere with objectivity in performing responsibilities to First Merchants and never to use or attempt to use a position with First Merchants to obtain any improper personal financial or other benefit for the director or executive officer, his or her family members, or any other person.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires First Merchants' directors and executive officers to file reports of ownership and changes in ownership of First Merchants stock with the SEC. Based on its records and the written representations of its directors and executive officers, First Merchants believes that during 2008 these persons complied with all Section 16(a) filing requirements; except that late Form 4 reports were filed on March 21, 2008 by executive officers Rechin, Hardwick, Connors, Spade, Bradshaw, Ellington and Lorentson to report awards to them on February 27, 2008 of 15,000, 8,000, 3,000, 4,000, 1,500, 1,500 and 1,500 stock options, respectively, and
4,000,  2,700,  2,000, 1,000, 1,500, 1,500 and 1,500 shares of restricted stock, respectively, under First Merchants' Long-term Equity Incentive Plan.

                               INDEPENDENT AUDITOR

Fees for Professional Services Rendered by BKD, LLP

The following table shows the aggregate fees billed by BKD, LLP for audit and other services rendered to First Merchants for 2007 and 2008.

                                                            2007                               2008

                Audit Fees                                $382,500                           $436,300
                Audit-Related Fees                          66,923                             64,925
                Tax Fees                                   100,801                             81,628
                All Other Fees                                   0                                  0
                                                       ---------------                    ---------------
                                                       ---------------                    ---------------
                Total Fees                                $550,224                           $582,853
                                                       ===============                    ===============

The "Audit Fees" were for professional services rendered for the audits of First Merchants' consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in First Merchants' Forms 10-Q, assistance with regulatory filings, and, for 2008 only, consents related to registration statements filed in connection with the acquisition of Lincoln Bancorp.

The "Audit-Related Fees" were for professional services rendered for audits of First Merchants' benefit plans.

The "Tax Fees" were for professional services rendered for preparation of tax returns and consultation on various tax matters.

All of the services related to the "Audit-Related Fees," "Tax Fees" and "All Other Fees" for 2007 and 2008 were pre-approved by the Audit Committee in accordance with the Committee's pre-approval policy described below.

The Audit Committee has considered whether the provision by BKD, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BKD, LLP's independence and believes that it is compatible.

Pre-approval Policies and Procedures

The Audit Committee has established a pre-approval policy, under which the Committee is required to pre-approve all audit and non-audit services performed by First Merchants' independent auditor, in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Under this policy, pre-approval is provided for 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The policy is detailed as to the particular services or category of services and fee levels that are pre-approved. Unless a service or type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Committee must also approve any proposed services exceeding the pre-approved fee levels. The independent auditor is required to provide detailed back-up documentation with respect to each proposed pre-approved service at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority has been delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

VOTING ITEM 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2009

The Board, subject to ratification by the shareholders, has appointed BKD, LLP as First Merchants' independent auditor for 2009. If the shareholders do not ratify the appointment of BKD, the Audit Committee and the Board will reconsider this appointment. Representatives of the firm are expected to be present at the annual shareholders' meeting. They will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE FIRM OF BKD, LLP AS FIRST MERCHANTS' INDEPENDENT AUDITOR FOR 2009.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2010 annual meeting of the shareholders must be received by the Secretary of First Merchants at First Merchants' principal office by November 27, 2009, for inclusion in First Merchants' 2010 proxy statement and form of proxy relating to that meeting.

Shareholder proposals, if any, intended to be presented at the 2009 annual meeting that were not submitted for inclusion in this proxy statement will be considered untimely unless they were received by the Secretary of First Merchants at First Merchants' principal office by February 2, 2009. The Secretary did not receive any such shareholder proposals by that date.

                                  OTHER MATTERS

Shareholders who, according to First Merchants' records, share an address may receive only one Notice Regarding the Availability of Proxy Materials on the Internet, one annual report to shareholders or one set of proxy materials, unless the shareholders have provided contrary instructions. Any shareholder who received only one Notice Regarding the Availability of Proxy Materials, one annual report to shareholders or one set of proxy materials, and who wishes to receive a separate Notice, a separate annual report to shareholders or a separate set of proxy materials now or in the future, may write or call First Merchants' Shareholder Services Department to request a separate Notice or a separate set of proxy materials at First Merchants Corporation, P. O. Box 792, Muncie IN 47308-0792; (800) 262-4261, extension 21522. Similarly, shareholders who share an address and who have received multiple Notices Regarding the Availability of Proxy Materials, multiple copies of the annual report to shareholders or multiple copies of proxy materials may write or call First Merchants' Shareholder Services Department at the same address and telephone number to request delivery of a single Notice or a single copy of these materials in the future.

The cost of soliciting proxies will be borne by First Merchants. In addition to solicitations by mail, proxies may be solicited personally or by telephone or other electronic means, but no solicitation will be made by specially engaged employees or paid solicitors.

The Board and management are not aware of any matters to be presented at the annual meeting of the shareholders other than the election of directors, the vote on an advisory, non-binding resolution approving the compensation of the First Merchants executive officers, the proposal to approve the First Merchants Corporation 2009 Employee Stock Purchase Plan, the proposal to approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan, and the ratification of the appointment of the independent auditor. However, if any other matters properly come before the annual meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion, provided First Merchants did not have notice of any such matter on or before February 2, 2009.


                                      By Order of the Board of Directors

Muncie, Indiana                       Cynthia G. Holaday
March 27, 2009                        Secretary

IMPORTANT   NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE
SHAREHOLDERS MEETING TO BE HELD ON 5/06/09

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/15/09.

To request material:   INTERNET: www.investorEconnect.com
                       TELEPHONE: 1-800-579-1639
                     **EMAIL: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank email with the 12-digit control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.


FIRST MERCHANTS CORPORATION
200 EAST JACKSON STREET
MUNCIE, IN 47305


                          FIRST MERCHANTS CORPORATION

Vote In Person

Many Shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by internet, go to WWW.PROXYVOTE.COM. Use the internet to transmit your voting instructions and for exectronic delivery of informatino up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/10/09 is to be held on 5/06/09 at 3:30 p.m.
at: Horizon Convention Center
    401 South High Street
    Muncie, IN 47305

------------------------------------




                             For meeting directions
                           Please call: 800-262-4261






================================================================================

Voting Items

THE BOARD OF DIRECTORS RECOMMEND A VOTE
"FOR" ITEMS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS
     Nominees

     01)  Jerry R. Engle               04)  Patrick A. Sherman
     02)  William L. Hoy               05)  Michael C. Rechin
     03)  Barry J. Hudson

2. Proposal to approve, on an advisory, non-binding basis, the compensation of the First Merchants Corporation executive officers.

3. Proposal to approve the First Merchants Corporation 2009 Employee Stock Purchase Plan


4. Proposal to approve the First Merchants Corporation 2009 Long-Term Equity Incentive Plan.

5. Proposal to ratify the appointment of the firm BKD, LLP as the independent auditor for 2009.

To transact other business as may properly come before the meeting.



================================================================================

                                   APPENDIX A

                           FIRST MERCHANTS CORPORATION
                        2009 EMPLOYEE STOCK PURCHASE PLAN

I.       INTRODUCTION

The First Merchants Corporation 2009 Employee Stock Purchase Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Merchants Corporation (the "Company") on February 4, 2009, subject to approval of the Company's shareholders at their annual meeting on May 6, 2009. The effective date of the Plan shall be July 1, 2009, if it is approved by the shareholders. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries a convenient opportunity to purchase shares of common stock of the Company through quarterly offerings financed by the use of payroll deductions. As used in this Plan, "subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

The Plan shall continue until all the stock allocated to it has been purchased or until June 30, 2019, whichever is earlier; provided, however, the Board may terminate the Plan at any time or make such amendment(s) to the Plan as it may deem advisable. No such amendment may be made without the approval of the Company's shareholders if it would materially: (i) increase the benefits accruing to participants under the Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) increase the number of shares which may be issued under the Plan (except as permitted under Section III); (iv) increase the cost of the Plan to the Company; or (v) alter the allocation of Plan benefits among participating employees.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). It is the Company's intention to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code, and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

II.      ADMINISTRATION

The Plan is administered by the Compensation and Human Resources Committee (the "Committee"), which consists of two or more members of the Board, none of whom are eligible to participate in the Plan and all of whom are "non-employee directors," as such term is defined in Rule 16b-3(b)(3) of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall prescribe rules and regulations for the administration of the Plan and interpret its provisions. The Committee may correct any defect, reconcile any inconsistency or resolve any ambiguity in the Plan. The actions and determinations of the Committee on matters relating to the Plan are conclusive. The Committee and its members may be addressed in care of the Company at its principal office. The members of the Committee do not serve for fixed periods but may be appointed or removed at any time by the Board.

III.     STOCK SUBJECT TO THE PLAN

An aggregate of 1,000,000 shares of common stock, without par value, of the Company (the "Common Stock") is available for purchase under the Plan. Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company by authorized purchases on the open market or from private sources, or by issuing authorized but unissued shares of Common Stock. In the event of any change in the Common Stock through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offering as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan and the price of the current offering. If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable. No fractional shares of Common Stock shall be issued or sold under the Plan.

IV.      ELIGIBILITY

All employees of the Company and such of its subsidiaries as shall be designated by the Committee will be eligible to participate in the Plan. No employee shall be eligible to participate in an offering until the first day of the calendar quarter after he or she has completed an "introductory period," as described in the Company's Employee Handbook (generally, ninety (90) calendar days of employment). No employee shall be eligible to participate in the Plan if, immediately after an option is granted under the Plan, the employee owns or is considered to own (within the meaning of Code Section 424(d)) stock, including outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company.

V.       OFFERING PERIODS

The Plan shall be implemented by a series of consecutive three (3) - month offering periods, with each new offering period commencing on the first day of each calendar quarter (beginning July 1, 2009), or at such other time or times as may be determined by the Committee (the "Offering Date"), and ending on the last trading day of each calendar quarter, or at such other time or times as may be determined by the Committee (the "Purchase Date"). The Plan shall continue until terminated in accordance with Section I. Subject to the provisions concerning termination in Section I, the Committee shall have the power to change the duration and/or frequency of offering periods with respect to future offerings and shall use reasonable efforts to notify employees of any such change at least five (5) days prior to the scheduled beginning of the first offering period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its date of grant.

VI.      PARTICIPATION, PAYROLL DEDUCTIONS

An eligible employee may participate in an offering by authorizing a payroll deduction for such purpose in whole dollar amounts at any time prior to the Offering Date for such offering. The Committee may at any time, prior to the Offering Date for an offering, establish a maximum percentage of a participating employee's compensation that he or she may apply to the purchase of Common Stock with respect to that and/or future offerings under the Plan. The Committee may at any time suspend an offering if required by law or determined by the Committee to be in the Company's best interests.

The Company will maintain or cause to be maintained payroll deduction accounts for all participating employees. All funds received or held by the Company or its subsidiaries under the Plan may be, but need not be, segregated from other corporate funds. Interest shall accrue on or be payable to participating employees with respect to such payroll deductions, at the rate determined from time to time by Human Resources, unless the Committee determines that the accounts shall not earn interest.

Each participating employee will receive a statement of his or her payroll deduction account and the number of shares of Common Stock purchased therewith following the Purchase Date for each offering.

Subject to such limitations, if any, prescribed by the Committee from time to time and such rules and procedures established by Human Resources, a participating employee may during or following an offering period prospectively increase or decrease his or her rate of payroll deductions or discontinue payroll deductions and withdraw the entire balance of his or her payroll deduction account, if any, and thereby withdraw from participation in an offering. Such withdrawal shall not have any effect upon the employee's eligibility to elect to participate in any succeeding offering. Under the initial rules established by the Committee, payroll deductions may be increased or decreased only as of a quarterly Offering Date, by filing a new payroll deduction authorization with Human Resources at least ten (10) days prior to the Offering Date. Under such initial rules, any request to withdraw from an offering may be submitted to Human Resources at any time during the offering period. An election by a participating employee not to participate in a future offering must be received by Human Resources prior to the Offering Date for such offering. In the event of a participating employee's retirement, death or termination of employment, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan, and the balance in the employee's payroll deduction account, if any, shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary designated on a form approved by the Committee (or, if the employee has not designated a beneficiary, to his or her estate).

If a participating employee has not changed the rate of his or her payroll deductions, discontinued payroll deductions, or elected not to participate in a future offering in accordance with the rules and procedures set forth in the immediately preceding paragraph, his or her payroll deductions shall continue at the originally elected rate throughout the offering period and future offering periods unless reduced to reflect a change by the Committee in the maximum permissible rate. Such employee shall be deemed to have accepted each new offer and to have authorized payroll deductions in respect thereof during each such future offering period.

VII.     PURCHASE, LIMITATIONS, PRICE

Each employee participating in any offering under the Plan shall be granted an option, as of the Offering Date, for as many full shares of Common Stock as the amount of his or her payroll deduction account can purchase as of the Purchase Date for such offering at the price determined in accordance with the third paragraph of this Section (the "Purchase Price"). No employee may be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan, and any other stock purchase plan of the Company or a parent or subsidiary of the Company qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 in Fair Market Value of such Common Stock (determined at the time the option is granted) for each calendar year in which any option granted to the employee is outstanding at any time. "Fair Market Value" of a share of Common Stock on a given date is defined as the closing price of a share on such date, or if no sale took place, the closing price of a share of stock on the most recent day on which a sale of a share of stock took place as recorded on the NASDAQ stock market or national securities exchange on which the Common Stock of the Company is listed on such date. If the Common Stock of the Company isn't listed on NASDAQ or any other national securities exchange on such date, "Fair Market Value" is defined as the fair market value of a share on such date as determined in good faith by the Committee.

As of the Purchase Date for each offering, the payroll deduction account of each participating employee (except those who have withdrawn from participation in the offering as provided in Section VI) shall be totaled. If such account contains sufficient funds to purchase one or more full shares of Common Stock as of that date, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock that can be purchased at the Purchase Price with such funds. Such employee's account will be charged for the amount of the purchase and the employee's book entry stock account will be credited with the number of shares of Common Stock purchased. No fractional shares of Common Stock may be purchased under the Plan. Any balance remaining in a participating employee's payroll deduction account at the end of an offering period after the purchase of Common Stock shall be held in such account and applied to the purchase of shares of Common Stock under the next offering under the Plan, unless such employee withdraws from, elects not to participate in, or is not eligible to participate in the next offering, in which case the balance in the employee's payroll deduction account, if any, shall be paid to the employee.

The Committee shall determine the Purchase Price of the shares of Common Stock which are to be sold under each offering, which price (so long as the Common Stock of the Company is listed on NASDAQ or another national securities exchange) shall be equal to 85% of the average of the closing prices for the Common Stock on each trading day during the offering period, as reported by NASDAQ (or the national securities exchange on which the Common Stock of the Company is listed during the offering period); provided, however, in no event shall such Purchase Price be less than the lesser of (i) an amount equal to 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) an amount equal to 85% of the Fair Market Value of the Common Stock on the Purchase Date.

VIII.    STOCK ACCOUNTS, TRANSFER OF INTERESTS

Shares of Common Stock purchased under the Plan may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. A book entry stock account will be established in each participating employee's name. Each participating employee will be the beneficial owner of the Common Stock purchased under the Plan and credited to his or her stock account, and he or she will have all rights of beneficial ownership in such Common Stock. The Company or its nominee will retain custody of the Common Stock purchased under the Plan until specifically requested in writing by the participating employee to be sold, transferred or delivered. A participating employee may request that a stock certificate, representing all or part of the shares of Common Stock credited to his or her stock account, be issued and delivered to the participating employee at any time.

No option, right or benefit under the Plan may be transferred by a participating employee other than by will or the laws of descent and distribution, and all options, rights and benefits under the Plan may be exercised during the participating employee's lifetime only by such employee or the employee's guardian or legal representative. There are no restrictions imposed by or under the Plan upon the resale of shares of Common Stock issued under the Plan.

Certain officers of the Company are subject to restrictions under Section 16(b) of the 1934 Act. With respect to such officers, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void if permitted by law and deemed advisable by the Committee.

Beneficial ownership of the shares of Common Stock purchased under the Plan may be held only in the name of the participating employee, or, if such employee so indicates on his or her authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. A participating employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may hold shares in the employee's name as tenant in common with a member of his or her family, without right of survivorship.

                                   APPENDIX B

                           FIRST MERCHANTS CORPORATION
                      2009 LONG-TERM EQUITY INCENTIVE PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     Section 1.01. Establishment and Term of Plan. First Merchants Corporation, an Indiana corporation (the "Company"), hereby establishes the First Merchants Corporation 2009 Long-Term Equity Incentive Plan (the "Plan"), conditioned upon and effective as of the date of approval of the Plan at a duly constituted meeting of the Company's shareholders by the holders of the requisite number of shares of the Company's stock, necessary to satisfy the requirements of the Company's Articles of Incorporation and Bylaws, the rules of NASDAQ or any national exchange on which the Common Shares are listed, and any applicable federal or state law or regulation. Unless sooner terminated by the Board of Directors in accordance with Section 11.01, the Plan shall automatically terminate at the end of the business day on May 5, 2019.

     Section 1.02. Purpose. The Plan is designed to promote the interests of the Company and its shareholders by providing stock-based incentives to selected Employees and Non-Employee Directors who are expected to contribute materially to the success of the Company and its subsidiaries. The purpose of the Plan is to provide a means of rewarding performance and to provide an opportunity to increase the personal ownership interests of Employees and Non-Employee Directors in the continued success of the Company and its subsidiaries. The Company believes that the Plan will assist its efforts to attract and retain quality Employees and Non-Employee Directors.

                                   ARTICLE II
                                   DEFINITIONS

     Section 2.01. Definitions. When capitalized in this Plan, unless the context otherwise requires:

          (a) "Award" means a grant made to a Participant pursuant to Article VI of this Plan.

          (b) "Award Agreement" means a written instrument between the Company and a Participant evidencing an Award and prescribing the terms, conditions, and restrictions applicable to the Award.

          (c) "Board of Directors" means the Board of Directors of the Company, as constituted at any time.

          (d) "Change of Control" means the first to occur of the following events:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than the Company, is or becomes the "beneficial owner" (as determined under Exchange Act Regulations ss. 240.13d-3), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

               (ii) persons constituting a majority of the Board of Directors of the Company were not directors of the Company for at least the twenty-four (24) months preceding months;

               (iii) the  shareholders  of  the  Company  approve  a  merger  or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

               (iv) the  shareholders  of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" means the Compensation and Human Resources Committee of the Board of Directors, consisting of two or more Non-Employee Directors who are "non-employee directors" as defined in Exchange Act Regulations ss. 240.16b-3.

          (g) "Common Share" means a share of common stock of First Merchants Corporation.

          (h) "Common Shares Outstanding" means the total number of Common Shares outstanding as reflected in the Company's financial statements as of the most recent fiscal year-end.

          (i)  "Company" means First Merchants Corporation.

          (j)  "Director" means a director of the Company.

          (k) "Director Option" means a right to purchase Common Shares granted to a Non-Employee Director pursuant to Article VII.

          (l) "Disabled" or "Disability" means total and permanent disability as defined in Code Section 22(e)(3).

          (m) "Employee" means any individual employed by the Company or any of its Subsidiaries.

          (n) "Executive Officer" means an officer of the Company as defined in Exchange Act Regulations ss. 240.3b-7.

          (o) "Fair Market Value" of a Common Share means the value of the share on a particular date, determined as follows:

               (i) the closing price of a share of common stock on such date, or if no sale took place, the last reported closing price of a share on the most recent day on which a sale of a share of stock took place as recorded on the NASDAQ stock market or the national securities exchange on which the common stock of the Company is listed on such date; or

               (ii) if the Company's common stock is not listed on NASDAQ or any other national securities exchange on such date, the fair market value of a share on such date as determined in good faith by the Committee.

          (p) "Incentive Stock Options" means stock options issued to Employees which qualify under and meet the requirements of Code Section 422.

          (q) "Non-Employee Director" means any Director of the Company who is not an Employee of the Company or any of its Subsidiaries.

          (r) "Non-Qualified Stock Options" means stock options which do not qualify under or meet the requirements of Code Section 422.

          (s) "Participant" means any person to whom an Award has been granted under this Plan.

          (t) "Plan" means this First Merchants Corporation 2009 Long-Term Equity Incentive Plan authorized by the Board of Directors at its meeting held on February 4, 2009, conditioned upon and effective as of the date of approval of the Plan by the Company's shareholders, as such Plan may be amended from time to time as provided in Section 11.01.

          (u) "Restricted Stock" means an Award of Common Shares that are nontransferable and/or subject to a substantial risk of forfeiture and/or other restrictions as provided in the Award Agreement.

          (v) "Retirement" means, in the case of an Employee, the termination of all employment with the Company and its Subsidiaries for any reason other than death or Disability on or after the day on which the Employee has attained his or her "early retirement age," as defined in the Company's qualified defined contribution plan; and, in the case of a Non-Employee Director, "Retirement" means the termination of service as a Director of the Company other than the Director's removal as provided in the Bylaws of the Company.

          (w) "Stock Options" means the Incentive Stock Options and the Non-Qualified Stock Options issued pursuant to the Plan.

          (x) "Subsidiary' means a corporation or other form of business association of which shares (or other ownership interests) having fifty percent (50%) or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

                                   ARTICLE III
                                 ADMINISTRATION

     Section 3.01. Administrative Committee. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

     Section 3.02. Powers of the Committee. The Committee shall, subject to the terms of this Plan, have the authority to: (i) select the eligible Employees who shall receive Awards, (ii) grant Awards, (iii) determine the types and sizes of Awards to be granted to Employees under the Plan (but not to Non-Employee Directors, who shall receive Director Options in accordance with Article VII of this Plan), (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards (other than Director Options), (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate with respect to Awards granted to Employees who are not officers of the Company.

     Section 3.03. Actions of the Committee. All actions taken and all interpretations and determinations made in good faith by the Committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself; but any such member may be counted in determining the existence of a quorum of the Committee.

                                   ARTICLE IV
                                   ELIGIBILITY

     Section 4.01. Employees. Any Employee of the Company or any of its Subsidiaries who is selected by the Committee to be a Participant under the Plan shall be eligible for the grant of Awards (other than Director Options). The selection of the Employees to receive Awards (other than Director Options) shall be within the discretion of the Committee. More than one Award may be granted to the same Employee.

     The Company has established a guideline stating that each Executive Officer who is selected as a Participant under the Plan should acquire and hold Common Shares equal in value to at least one hundred percent (100%) of his or her then current annual salary within six (6) years after he or she is first selected as a Participant. However, this guideline is not intended and shall not be construed to be a condition, restriction or risk of forfeiture applicable to any Award granted to a Participant under the Plan. Other Participants are also encouraged to acquire and hold Common Shares; however, the guideline only applies to Executive Officers.

     Section 4.02. Non-Employee Directors. All Non-Employee Directors are eligible for the grant of Director Options, as provided in Article VII of this Plan. Non-Employee Directors are not, however, eligible for the grant of any Awards other than Director Options.

                                    ARTICLE V
                            SHARES SUBJECT TO AWARDS

Section 5.01. Number of Common Shares. The shares subject to the Awards and other provisions of the Plan shall be the Company's authorized but unissued or reacquired Common Shares. The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year shall be equal to the sum of (i) one percent (1%) of the number of Common Shares Outstanding as of the last day of the Company's prior fiscal year, plus (ii) the sum of: (1) the number of Common Shares that were available for the grant of Awards but not granted under this Plan in any previous fiscal year; and (2) the number of Common Shares that were reacquired by the Company during the immediately preceding fiscal year as the result of (A) the forfeiture of Awards and/or the termination or cancellation of Awards that were not exercised or did not vest, and (B) the transfer or surrender by Participants of Common Shares to pay the exercise price of a Stock Option in accordance with Section 6.03(c) and/or withholding taxes associated with an Award in accordance with Article VIII. However, in no event shall the number of Common Shares available for the grant of Awards in any fiscal year in accordance with the preceding sentence exceed one-and-one-half percent (1.5%) of the Common Shares Outstanding as of the last day of the prior fiscal year. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of Incentive Stock Options is 1,200,000, as adjusted pursuant to Section 5.02. No fractional shares shall be issued under this Plan; if necessary, the Committee shall determine the manner in which the value of fractional shares will be treated.

     The assumption of awards granted by an organization acquired by the Company or the grant of Awards under this Plan in substitution for any such awards shall not reduce the number of Common Shares available for the grant of Awards under this Plan.

Section 5.02. Adjustment. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization or similar transaction, or in the event of a stock split, stock dividend or distribution to shareholders (other than normal cash dividends), spin-off or any other change in the corporate structure of the Company, the Committee shall adjust the number and class of shares that may be issued under this Plan, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of Incentive Stock Options, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Awards, as appropriate. All determinations made by the Committee with respect to adjustments under this
Section 5.02 shall be conclusive and binding for all purposes of the Plan.

                                   ARTICLE VI
                                     AWARDS

     Section 6.01. Grant of Awards. Awards authorized under this Article VI may be granted pursuant to another incentive program which incorporates by reference the terms and conditions of this Plan. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company whether or not such other awards were granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Shares or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Common Shares that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

     Section 6.02. Types of Awards. Awards may include, but are not limited to, the following:

          (a) Director Option. A right to purchase Common Shares granted to a Non-Employee Director pursuant to Article VII of this Plan.

          (b) Stock Award. An Award that is made in Common Shares or Restricted Stock or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

          (c) Stock Option. A right to purchase a specified number of Common Shares during a specified period and at a specified exercise price, as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may only be issued to Employees. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee in the Award Agreement, Incentive Stock Options must comply with the requirements of Code Section 422, Section 6.03(f), and this Article VI.

     Section 6.03. Terms and Conditions of Awards; Agreements. Awards granted under the Plan shall be evidenced by an Award Agreement executed by the Company and the Participant, which shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

          (a) Number of Shares. The Award Agreement shall state, as appropriate, the type and total number of shares granted, and/or the type and total number of shares with respect to which Stock Options are granted.

          (b) Award Prices. The Award Agreement shall state, as applicable, the price per share of the Common Shares with respect to which Stock Options are issued. The price or other value shall be determined by the Committee. For Incentive Stock Options, the exercise price shall satisfy all of the requirements of the Code and of Section 6.03(f) of this Plan.

          (c) Payment of Exercise Price; Deferral. The exercise price of a Stock Option (other than an Incentive Stock Option), Director Option, and any Stock Award for which the Committee has established an exercise price, may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Common Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award unless otherwise approved by the Committee. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

          With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award (other than Director Options) may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Awards.

          (d) Issuance of Shares and compliance with Securities Laws. The Company may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed, and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use it best efforts to complete; provided, however, a person purchasing shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

          (e) Rights as a Shareholder. Except as provided in Section 6.05, unless otherwise provided by the Board of Directors or the Committee, a Participant shall have rights as a shareholder with respect to shares covered by an Award, including voting rights or rights to dividends, only upon the date of issuance of a certificate to him or her, and, if payment is required, only after such shares are fully paid.

          (f) Incentive Stock Options. To the extent any Award granted pursuant to this Plan contains an Incentive Stock Option, the following limitations and conditions shall apply to such Incentive Stock Option and the Award Agreement relating thereto in addition to the terms and conditions provided herein:

               (i) Price. The price of an Incentive Stock Option shall be an amount per share not less than the Fair Market Value per share of the Common Shares on the date of granting of the option. In the case of Incentive Stock Options granted to an Employee of the Company who is a 10% shareholder, the option price shall be an amount per share not less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Shares on the date of the granting of the Incentive Stock Option.

               (ii) Exercise Period. Unless terminated earlier pursuant to other terms and provisions of the Award Agreement, the term of each Incentive Stock Option shall expire within the period prescribed in the Agreement relating thereto, which shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Participant is a ten percent (10%) shareholder, and not more than ten (10) years from the date the Incentive Stock Option is granted if the Participant is not a ten percent (10%) shareholder.

               (iii) Limitation  on Grants.  No Incentive  Stock Option shall be granted under this Plan after May 5, 2019.

               (iv) Limitation  on  Transferability.  No Incentive  Stock Option
                    shall be assignable or transferable except by will or under the laws of descent and distribution. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a person who, in the event of the Participant's death, shall thereafter be entitled to exercise the Option. During the lifetime of a Participant, the Incentive Stock Option shall be exercisable only by the Participant and may not be transferred or assigned pursuant to a qualified domestic relations order.

               (v) Maximum Exercise Rule. The aggregate Fair Market Value (determined at the time the option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all such plans of the Company and any parent or Subsidiary of the Company shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that such aggregate Fair Market Value exceeds One Hundred Thousand Dollars ($100,000), the Stock Option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Option(s), notwithstanding any contrary provision of the applicable Award Agreement.

          (g) Termination of Awards under Certain Conditions. The Committee may cancel any unexpired, unpaid or deferred Awards at any time, if the Participant is not in compliance with all applicable provisions of this Plan or with any Award Agreement, or if the Participant, whether or not he or she is currently employed by the Company, engages in any of the following activities without the prior written consent of the Company:

               (i) Directly or indirectly renders services to or for an organization, or engages in a business that is, in the judgment of the Committee, in competition with the Company.

               (ii) Discloses to anyone outside of the Company,  or uses for any purpose other than the Company's business, any confidential or proprietary information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

          The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

          (h) Nontransferability. Unless otherwise determined by the Committee and provided in the Award Agreement, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order, and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a person who, in the event of the Participant's death, shall thereafter be entitled to exercise the Award. An Incentive Stock Option transferred pursuant to a domestic relations order may be deemed to be a Non-Qualified Stock Option as a result of such transfer.

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     Section 6.04. Election to Defer Grant or Receipt of Award.  Notwithstanding
any provision herein to the contrary, the Committee may provide, in any Award Agreement or in any program granting Awards under this Plan, that the Participant may elect to defer receipt of the Award as provided in the Award Agreement or program.

     Section 6.05. Restriction on Sale or Transfer of Shares Issued Under Plan. In addition to any other conditions or restrictions established under the terms of this Plan or by the Committee in any Award Agreement, all Common Shares issued to an Executive Officer under any Award, including both Stock Awards and Common Shares issued upon the exercise of Stock Options, shall be subject to the following restriction: twenty-five percent (25%) of the "net shares" issued under any such Award shall not be sold, assigned, transferred, pledged, encumbered or otherwise alienated or hypothecated by the Executive Officer until the earlier of (i) the date of the Executive Officer's death, Retirement or other termination of employment, or (ii) the date of a Change of Control. For this purpose, "net shares" shall mean the number of whole Common Shares issued to the Executive Officer under an Award after subtracting the number of Common Shares, if any, transferred or surrendered by the Executive Officer to pay the exercise price of a Stock Option in accordance with Section 6.03(c) and/or to pay the Executive Officer's withholding taxes associated with the Award in accordance with Article VIII.

     A book entry stock account shall be established in the name of each Executive Officer to whom Common Shares are issued subject to the restriction set forth in this Section 6.05, to which account the number of shares that are subject to such restriction shall be credited. The Executive Officer will be the beneficial owner of the Common Shares issued and credited to his or her stock account and, subject to the restriction set forth in this Section, shall have all rights of beneficial ownership in such shares including the right to vote the shares and receive the dividends and other distributions paid or made with respect thereto. The Company or its nominee will retain custody of the Common Shares until the restriction has lapsed in accordance with this Section and the Executive Officer makes a specific request in writing to the Company for such shares to be sold, transferred or delivered; provided, however, at any time following the lapse of such restriction, the Executive Officer may request that a stock certificate be issued and delivered to the Executive Officer representing all or part of the Common Shares credited to his or her stock account on which the restriction has lapsed.

                                   ARTICLE VII
                                DIRECTOR OPTIONS

     Section 7.01. Grant of Director Options.

          (a) Administration. A committee formed by only those Directors other than Non-Employee Directors shall have full authority to administer
     Director Options, including authority to require that any Non-Employee Director sign an Award Agreement as a condition of receiving a Director Option.

          (b) Granting of Director Options. Until this Plan is terminated, each individual serving as a Non-Employee Director on July 1 in any year after 2008 shall automatically receive a Director Option, effective on such date.

     Section 7.02. Number of Common Shares Subject to Each Director Option. Each Director Option shall entitle the Non-Employee Director the right to purchase one thousand five hundred (1,500) Common Shares on the terms and conditions specified herein.

     Section 7.03. Exercise Price. The exercise price of the Common Shares subject to each Director Option shall be the Fair Market Value of the Common Shares at the date of grant.

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     Section 7.04. Date Director  Options Become  Exercisable.  Unless otherwise established by the Board of Directors, each Director Option shall become exercisable in full six (6) months after the date of grant; provided, however, all Director Options shall become exercisable in full (i) upon a Change of Control, (ii) in accordance with the terms of Section 7.06, or (iii) upon attainment by the Non-Employee Director of age 70.

     Section 7.05. Expiration Date. Unless terminated earlier pursuant to the terms of this Plan, each Director Option shall terminate, and the right of the holder to purchase Common Shares upon exercise of the Director Option shall expire, at the close of business on the tenth anniversary date of the date of grant.

     Section 7.06. Continuous Service as a Director. No Director Option may be exercised unless the Non-Employee Director to whom the Director Option was granted has continued to be a Non-Employee Director from the time of grant through the time of exercise, except as provided in Section 7.04 and this
Section 7.06.

          (a) Retirement or Disability. If the service in office of a Non-Employee Director is terminated due to the Retirement or Disability of the Non-Employee Director, the Non-Employee Director (or his or her legal representative if he or she becomes incapacitated), shall have the right, on or after the date of such termination but in no event following the expiration of the Director Option, to exercise the Director Option in full, whether or not the Non-Employee Director would otherwise have been entitled to exercise the Director Option at such date; provided, however, this acceleration of the right to exercise a Director Option shall not apply in the case of a Non-Employee Director who ceases to be a Non-Employee Director by reason of his or her employment by the Company.

          (b) Death. If the service in office of a Non-Employee Director is terminated due to the death of the Non-Employee Director, the Non-Employee Director's estate, executor, administrator, personal representative or beneficiary shall have the right to exercise the Director Option in full prior to the earlier of (i) one (1) year after the date of his or her death, or (ii) the expiration of the Director Option.

          (c) Employed by Company. If a Non-Employee Director ceases to be a Non-Employee Director by reason of his or her employment by the Company, the Director Option granted to that Non-Employee Director shall be treated the same as Non-Qualified Stock Options held by Employees and shall continue to be exercisable prior to the expiration of the Director Option, subject to the limitations on exercise following termination of employment established by the Committee pursuant to Article IX of this Plan.

                                  ARTICLE VIII
                           TAX WITHHOLDING OBLIGATIONS

     Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state and local withholding taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all withholding taxes associated with the Award in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods.

                                   ARTICLE IX
                            TERMINATION OF EMPLOYMENT

     Section 9.01. Termination of Employment. Unless the Committee provides otherwise in the Award Agreement, if a Participant's employment with the Company or a Subsidiary terminates for any reason other than the Participant's Retirement, Disability or death: (1) the Participant shall forfeit all Restricted Stock Awards that are subject to a risk of forfeiture as of the date of his or her termination; and (2) the Participant may, only within the thirty
(30)-day period immediately following the date of his or her termination (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such termination; provided, however, if a

Participant's employment is terminated for deliberate, willful or gross misconduct, as determined by the Board of Directors, all of his or her rights under any Award shall expire upon receipt of the notice of such termination. The transfer of an Employee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary, shall not be deemed a termination of employment for purposes of the Plan.

     Section 9.02. Retirement. Unless the Committee provides otherwise in the Award Agreement, if a Participant's employment with the Company or a Subsidiary terminates due to the Participant's Retirement: (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her Retirement; however, any Restricted Stock Awards shall continue to be subject to the restrictions that were applicable to these Awards as of such date; and (2) the Participant may, on or after the date of his or her Retirement (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such Retirement. If the Award being exercised under this Section is an Incentive Stock Option, the Award may continue to be exercised as an Incentive Stock Option during the three (3) month period immediately following the date of the Participant's Retirement (but in no event later than the expiration date of the Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

     Section 9.03. Disability. Unless the Committee provides otherwise in the Award Agreement, if a Participant's employment with the Company or a Subsidiary terminates due to the Participant's Disability: (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her termination due to Disability; and all restrictions applicable to Restricted Stock Awards, including restrictions on transferability, shall lapse as of such date; and (2) the Participant (or the Participant's legal representative if he or she becomes incapacitated) may, on or after the date of his or her termination due to Disability (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such termination due to Disability. If the Award being exercised under this Section is an Incentive Stock Option, the Award may continue to be exercised as an Incentive Stock Option during the one (1) year period immediately following the date of the Participant's termination due to Disability (but in no event later than the expiration date of the Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

     Section 9.04. Death. Unless the Committee provides otherwise in the Award Agreement, if a Participant dies (whether prior to or after termination of his or her employment): (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her death; and all restrictions applicable to Restricted Stock Awards, including restrictions on transferability, shall lapse as of such date; and (2) the Participant's estate, executor, administrator, personal representative or beneficiary may, on or after the date of the Participant's death (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent the Participant was entitled to exercise them at the date of his or her death. If the Award being exercised under this Section is an Incentive Stock Option and the Participant dies prior to termination of his or her employment or within three (3) months following such termination, the Award may continue to be exercised as an Incentive Stock Option during the entire one (1) year period immediately following the Participant's death (but in no event later than the expiration date of the Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

                                    ARTICLE X
                                CHANGE OF CONTROL

     Unless and to the extent the terms and conditions of a Change of Control agreement between the Company and a Participant provide otherwise, in the event of a Change of Control of the Company, (i) all Stock Options then outstanding shall become fully exercisable as of the date of the Change of Control, and (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards shall be deemed to have been satisfied as of the date of the Change of Control. Any such determination by the Board of Directors that is made after the occurrence of a Change of Control will not be effective unless a majority of the Directors then in office were in office at the beginning of a period of twenty-four (24) consecutive months and the determination is approved by a majority of such Directors.

                                   ARTICLE XI
                            AMENDMENT OR TERMINATION

     Section 11.01. Amendment, Suspension or Termination of Plan. The Board of Directors may amend, suspend or terminate this Plan at any time, and, in accordance with such amendments, may thereupon change terms and conditions of any Awards not theretofore issued. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of NASDAQ or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation. Unless sooner terminated by the Board of Directors, the Plan shall automatically terminate at the end of the business day on May 5, 2019. No Awards may be issued under the Plan while it is suspended or after it is terminated.

     Section 11.02. Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award (other than a Director Option), prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of NASDAQ or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than a Director Option).

                                   ARTICLE XII
                                  MISCELLANEOUS

     Section 12.01. Governing Law. The interpretation, validity and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Indiana.

     Section 12.02. Compliance with Code ss. 409A. To the extent the Committee determines that any Award granted under this Plan is subject to Code ss. 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code ss. 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code ss. 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Plan's effective date, the Board of Directors determines that any Award may be subject to Code ss. 409A, the Board of Directors may adopt such amendments to the Plan and the applicable Award Agreements or adopt such other policies and procedures (including amendments, policies and procedures with retroactive effect), or take such other actions that the Board of Directors determines are necessary or appropriate to (i) exempt the Award from Code ss. 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code ss. 409A.

     Section 12.03. Rights of Employees. Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

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